                     THE AMERICAN FUNDS TAX-EXEMPT SERIES I
                        THE TAX-EXEMPT FUND OF MARYLAND
                        THE TAX-EXEMPT FUND OF VIRGINIA

                                     Part B
                      Statement of Additional Information

                                 October 1, 2003
                           (As amended March 1, 2004)

This document is not a prospectus but should be read in conjunction with the current prospectus of The American Funds Tax-Exempt Series I (the "trust") dated October 1, 2003. The trust currently consists of two series, The Tax-Exempt Fund of Maryland (the "Maryland Fund" or the "fund") and The Tax-Exempt Fund of Virginia (the "Virginia Fund" or the "fund"). Except where the context indicates otherwise, all references herein to the "fund" apply to each of the two funds. The prospectus may be obtained from your investment dealer or financial planner or by writing to the trust at the following address:

                     The American Funds Tax-Exempt Series I
                              Attention: Secretary
                           1101 Vermont Avenue, N.W.
                             Washington, D.C. 20005
                                 (202) 842-5665

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        7
Management of the Trust . . . . . . . . . . . . . . . . . . . . . .        9
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       22
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       26
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       28
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       32
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       35
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       36
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       38
Shareholder Account Services and Privileges . . . . . . . . . . . .       40
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       42
General Information . . . . . . . . . . . . . . . . . . . . . . . .       43
Class A Share Investment Results and Related Statistics . . . . . .       45
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       47
Financial Statements




                The American Funds Tax-Exempt Series I - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities that are exempt from both federal and the respective state (Maryland or Virginia) tax.

..    The fund may invest up to 20% of its assets in securities subject to alternative minimum taxes.

..    The fund may invest up to 20% of its assets in debt securities rated Ba or below by Moody's Investors Service, Inc. ("Moody's") and BB or below by Standard & Poor's Corporation ("S&P") (or unrated but determined to be of equivalent quality).

Although the fund is not normally required to dispose of a security in the event its rating is reduced below the current minimum rating for its purchase (or if it is not rated and its quality becomes equivalent to such a security), if, as a result of a downgrade or otherwise, the fund holds more than 20% of its net assets in these securities, the fund will dispose of the excess as deemed prudent by the investment adviser.


                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


DEBT SECURITIES - Debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The values of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, values of debt securities decline when interest rates rise and increase when interest rates fall.


Certain risk factors relating to debt securities are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Debt securities may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities.


                The American Funds Tax-Exempt Series I - Page 2

     PAYMENT EXPECTATIONS - Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated debt securities.


MUNICIPAL BONDS - Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor's gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.


The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.


Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.


                The American Funds Tax-Exempt Series I - Page 3

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.


MUNICIPAL INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by municipalities. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed "real coupon" or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In a period of deflation payments may decrease to zero, but in any event will not be less than zero.


INSURED MUNICIPAL BONDS - The fund may invest in municipal bonds that are insured generally as to the timely payment of interest and principal. The insurance for such bonds may be purchased by the bond issuer, the fund or any other party, and is usually purchased from private, non-governmental insurance companies. The credit rating of an insured municipal bond reflects the credit rating of the insurer, based on the insurer's claims-paying ability. Insurance that covers a municipal bond does not guarantee the market value of the bond or the prices of a fund's shares.


SECURITIES SUBJECT TO ALTERNATIVE MINIMUM TAX - The fund may invest in tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum tax; therefore, while the fund's distributions from tax-exempt securities are not subject to regular federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax.


ZERO COUPON BONDS - Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.


PRE-REFUNDED BONDS - From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For purposes of diversification, pre-refunded bonds will be treated as governmental issues.


U.S. COMMONWEALTH OBLIGATIONS - The fund may invest in obligations of the commonwealths of the United States, such as Puerto Rico, the U.S. Virgin Islands, Guam and their agencies and authorities, to the extent such obligations are exempt from federal and state income taxes.


                The American Funds Tax-Exempt Series I - Page 4

Adverse political and economic conditions and developments affecting any commonwealth may, in turn, affect negatively the value of the fund's holdings in such obligations.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When a fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When a fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


CASH AND CASH EQUIVALENTS - These include, but are not limited to: (i) tax-exempt commercial paper (e.g., short-term notes obligations issued by municipalities that mature, or may be redeemed in 270 days or less), (ii) municipal notes (e.g., bond anticipation notes, revenue anticipation notes, and tax anticipation notes issued by municipalities that mature, or may be redeemed in one year or less), (iii) municipal obligations backed by letters of credit issued by banks or other financial institutions or government agencies that mature, or may be redeemed in one year or less, (iv) tax-exempt variable rate debt issued by municipal conduits for corporate obligors, and (v) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed in one year or less.


TEMPORARY INVESTMENTS - The fund may invest in short-term municipal obligations of up to one year in maturity during periods of using temporary defensive strategies resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from such short-term municipal obligations is exempt from federal income tax. Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements.


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into


                The American Funds Tax-Exempt Series I - Page 5 repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


ADJUSTMENT OF MATURITIES - The Investment Adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of the portfolio accordingly. Keeping in mind the fund's objective, the Investment Adviser may increase the fund's exposure to price volatility when it appears likely to increase current income without undue risk to capital.


ISSUE CLASSIFICATION - Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Correspondingly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.


The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).


PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended 2003 and 2002 were 8% and 5%, respectively, for the Maryland Fund and 4% and 10%, respectively, for the Virginia Fund. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


RISK OF NON-COMPLIANCE WITH CERTAIN FEDERAL REQUIREMENTS - The Internal Revenue Code of 1986 (the "Code") imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. The provisions of the Code generally apply to bonds issued after August 15, 1986.


                The American Funds Tax-Exempt Series I - Page 6

Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued. These restrictions in the Code also may affect the availability of certain municipal securities.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on a fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund will:

 1. Normally, invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from both federal and the respective state (Maryland or Virginia) tax.

These restrictions provide that the fund may not:

2. Invest in more than 10% of the outstanding voting securities of any issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, securities of other investment companies or cash and cash items;

3. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

4. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

5. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

6. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

7. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;


                The American Funds Tax-Exempt Series I - Page 7

8. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

9.   Invest in companies for the purpose of exercising control or management;

10. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

11. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

12. Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, the issuers of municipal securities and U. S. government obligations are not considered to be part of any industry.

For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal bonds which are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligation as described, the most significant of which is the ultimate source of funds for the payment of principal of and interest on such bonds.

For the purpose of investment restriction number 10, the term "oil, gas or other mineral exploration or development programs" includes oil, gas, or other mineral exploration or development leases.




NON-FUNDAMENTAL POLICIES - The following non-fundamental policies may be changed by the Board of Trustees without shareholder approval:


     The fund may not:

     1.Invest 25% or more of its assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may, however, invest more than an aggregate of 25% of its total assets in industrial development bonds;

     2. Invest more than 15% of the value of its net assets in illiquid securities;

     3. Invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.


                The American Funds Tax-Exempt Series I - Page 8

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES AND OFFICERS

                                    YEAR FIRST                                      NUMBER OF PORTFOLIOS
                        POSITION      ELECTED                                         WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                        WITH THE     A TRUSTEE     PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ ON WHICH             HELD
     NAME AND AGE        TRUST    OF THE TRUST/1/           PAST 5 YEARS               TRUSTEE SERVES            BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 "INDEPENDENT" TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
 Cyrus A. Ansary         Trustee       1986         President, Investment                    3             JPMorgan Value
 Age: 69                                            Services                                               Opportunities Fund
                                                    International Co. LLC
                                                    (holding company for various
                                                    operating entities)
-----------------------------------------------------------------------------------------------------------------------------------
 Daniel J. Callahan      Trustee       2002         Vice Chairman and Treasurer,             3             JPMorgan Value
 III                                                The Morris and Gwendolyn                               Opportunities Fund; WGL
 Age: 71                                            Cafritz Foundation                                     Holdings, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 James C. Miller III     Trustee       2000         Chairman, The CapAnalysis                3             Atlantic Coast
 Age: 61                                            Group LLC (economic,                                   Airlines; JPMorgan
                                                    financial and regulatory                               Value Opportunities
                                                    expertise); former Counselor,                          Fund
                                                    Citizens for a Sound Economy
-----------------------------------------------------------------------------------------------------------------------------------
 Katherine D. Ortega     Trustee       2002         Former Treasurer of                      3             JPMorgan Value
 Age: 69                                            the United States                                      Opportunities Fund;
                                                                                                           The Kroger Co;
                                                                                                           Rayonier Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 T. Eugene Smith         Trustee       1986         President, T. Eugene Smith,              3             JPMorgan Value
 Age: 73                                            Inc.                                                   Opportunities Fund
                                                    (real estate consulting,
                                                    planning and development)
-----------------------------------------------------------------------------------------------------------------------------------
 Leonard P. Steuart      Trustee       2002         Vice President,                          3             JPMorgan Value
 II                                                 Steuart Investment Company                             Opportunities Fund
 Age: 68                                            (real estate investment and
                                                    operation)
-----------------------------------------------------------------------------------------------------------------------------------




                The American Funds Tax-Exempt Series I - Page 9

                                                         PRINCIPAL OCCUPATION(S) DURING
                                        YEAR FIRST              PAST 5 YEARS AND
                                          ELECTED                POSITIONS HELD            NUMBER OF PORTFOLIOS
                         POSITION         TRUSTEE           WITH AFFILIATED ENTITIES         WITHIN THE FUND
                         WITH THE     AND/OR OFFICER      OR THE PRINCIPAL UNDERWRITER     COMPLEX/2/ ON WHICH
    NAME AND AGE          TRUST       OF THE TRUST/1/             OF THE FUND                 TRUSTEE SERVES
-----------------------------------------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/4//,//5/
------------------------------------------------------------------------------------------------------------------------------------
 James H. Lemon,       Chairman of         1986         Chairman of the Board and Chief             3
 Jr.                   the Trust                        Executive Officer,
 Age: 67                                                The Johnston-Lemon Group,
                                                        Incorporated (financial services
                                                        holding company)
-----------------------------------------------------------------------------------------------------------------
 Harry J. Lister       Vice                1986         President and Director,                     3
 Age: 67               Chairman of                      Washington Management
                       the Trust                        Corporation
-----------------------------------------------------------------------------------------------------------------
 Jeffrey L. Steele     President of        1999         Executive Vice President and                3
 Age: 58               the Trust                        Director, Washington Management
                                                        Corporation; former Partner,
                                                        Dechert Price and Rhoads
-----------------------------------------------------------------------------------------------------------------




                       OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE               BY TRUSTEE
---------------------------------------------------
 "INTERESTED" TRUSTEES/4//,//5/
------------------------------------------------------------------------------------------------------------------------------------
 James H. Lemon,       JPMorgan Value
 Jr.                   Opportunities Fund
 Age: 67
---------------------------------------------------
 Harry J. Lister       JPMorgan Value
 Age: 67               Opportunities Fund
---------------------------------------------------
 Jeffrey L. Steele     JPMorgan Value
 Age: 58               Opportunities Fund
---------------------------------------------------




                                                                                     PRINCIPAL OCCUPATION(S) DURING
                               POSITION          YEAR FIRST ELECTED                 PAST 5 YEARS AND POSITIONS HELD
                               WITH THE              AN OFFICER                         WITH AFFILIATED ENTITIES
    NAME AND AGE                TRUST             OF THE TRUST/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Howard L.              Senior Vice President,          1986          Director, Senior Vice President, Secretary and Assistant
 Kitzmiller                 Secretary and                             Treasurer, Washington Management Corporation
 Age: 73                      Treasurer
-----------------------------------------------------------------------------------------------------------------------------------
 Lois A. Erhard             Vice President              1988          Vice President, Washington Management Corporation
 Age: 51
-----------------------------------------------------------------------------------------------------------------------------------
 Michael W. Stockton        Assistant Vice              1996          Vice President, Assistant Secretary and Assistant Treasurer,
 Age: 36                 President, Assistant                         Washington Management Corporation
                            Secretary and
                         Assistant Treasurer
-----------------------------------------------------------------------------------------------------------------------------------
 J. Lanier Frank            Assistant Vice              1998          Assistant Vice President, Washington Management Corporation
 Age: 42                      President
-----------------------------------------------------------------------------------------------------------------------------------
 Ashley L. Shaw/6/       Assistant Secretary            2000          Assistant Secretary, Washington Management Corporation,
 Age: 34                                                              former Attorney/Law Clerk
-----------------------------------------------------------------------------------------------------------------------------------



                The American Funds Tax-Exempt Series I - Page 10

1 Trustees and officers of the trust serve until their resignation, removal or retirement.
2 In each instance where a Trustee of the Trust serves on other funds affiliated with The American Funds Group, such service is as a Director of Washington Mutual Investors Fund.
3 This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company. JPMorgan Value Opportunities Fund was formerly The Growth Fund of Washington.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Business Manager, Washington Management Corporation.
5 All of the trustees and officers listed are officers and/or directors/trustees of one or more other funds for which Washington Management Corporation serves as Business Manager.
6 Ashley L. Shaw is the daughter of James H. Lemon, Jr.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE TRUST IS 1101 VERMONT AVENUE,
 N.W., WASHINGTON, D.C. 20005, ATTENTION: TRUST SECRETARY.


                The American Funds Tax-Exempt Series I - Page 11

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2002

                                                                 AGGREGATE DOLLAR RANGE/1/
                                                                         OF SHARES
                                                                    OWNED IN ALL FUNDS
                                                                   IN THE AMERICAN FUNDS
                                DOLLAR RANGE/1/ OF FUND               FAMILY OVERSEEN
         NAME                        SHARES OWNED                       BY TRUSTEE
-------------------------------------------------------------------------------------------
"INDEPENDENT" TRUSTEES     MARYLAND FUND       VIRGINIA FUND
-------------------------------------------------------------------------------------------
 Cyrus A. Ansary             $ 50,001              None                Over $100,000
                             - $100,000
-------------------------------------------------------------------------------------------
 Daniel J. Callahan             None               None                Over $100,000
 III
-------------------------------------------------------------------------------------------
 James C. Miller III      $10,001 - $50,000                            Over $100,000
                                             $10,001 - $50,000
-------------------------------------------------------------------------------------------
 Katherine D. Ortega            None               None                Over $100,000
-------------------------------------------------------------------------------------------
 T. Eugene Smith                None           Over $100,000           Over $100,000
-------------------------------------------------------------------------------------------
 Leonard P. Steuart II          None               None                Over $100,000
-------------------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/2/
-------------------------------------------------------------------------------------------
 James H. Lemon, Jr.        Over $100,000      Over $100,000           Over $100,000
-------------------------------------------------------------------------------------------
 Harry J. Lister                None           Over $100,000           Over $100,000
-------------------------------------------------------------------------------------------
 Jeffrey L. Steele           $ 50,001              None                Over $100,000
                             - $100,000
-------------------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed include any shares owned through the deferred compensation plan described below.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Business Manager, Washington Management Corporation.


                The American Funds Tax-Exempt Series I - Page 12

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED JULY 31, 2003

No compensation is paid by the fund to any officer or Trustee who is a director, officer or employee of the Business Manager or its affiliates. The fund pays annual fees of $750 to Trustees who are not affiliated with the Business Manager, $250 for each Board of Trustees meeting attended, and $250 for each meeting attended as a member of a committee of the Board of Trustees.


No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Business Manager.

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                FROM THE TRUST             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Cyrus A. Ansary                 $5,500                            $70,500
------------------------------------------------------------------------------------------
 Daniel J. Callahan               2,750                             76,750
 II
------------------------------------------------------------------------------------------
 James C. Miller III              4,500                             66,500
------------------------------------------------------------------------------------------
 Katherine D. Ortega              2,750                             69,750
------------------------------------------------------------------------------------------
 T. Eugene Smith                  5,500                             72,200
------------------------------------------------------------------------------------------
 Leonard P. Steuart               2,750                             65,750
 II/3/
------------------------------------------------------------------------------------------

1 Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the trust in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in the American Funds as designated by the Trustees.
2 In each instance where a Trustee of the Trust serves on other funds affiliated with The American Funds Group, such service is as a Director of Washington Mutual Investors Fund.
3 Since the deferred compensation plans' adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2003 fiscal year for participating Trustees is as follows: Leonard P. Steuart II ($2,971). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustees.

As of September 1, 2003, the officers and Trustees of the trust and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


TRUST ORGANIZATION AND THE BOARD OF TRUSTEES

The trust, an open-end, diversified management investment company, was organized as a Massachusetts business trust on May 30, 1986. All trust operations are supervised by the trust's Board, which meets periodically and performs duties required by applicable state and federal laws.


Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.


                The American Funds Tax-Exempt Series I - Page 13

Members of the board who are not affiliated with the business manager or investment adviser or their affiliates are paid certain fees for services rendered to the fund as described in "Trustee Compensation Paid During the Fiscal Year Ended July 31, 2003" above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the trust. At such a meeting, a Trustee may be removed after the holders of record of not less than a majority of the outstanding shares of the trust have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares of the trust voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the trust except amendments to change the name of the trust, to correct any ambiguous, defective or inconsistent provision of, or to supply any omission to, the Declaration of Trust, to establish new funds, or to reduce or eliminate the payment of taxes by the trust may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of the outstanding shares, the trust will continue indefinitely.


The fund has several different classes of shares, including classes A, B, C, F and R-5. Class R-5 shares are available to clients of the Personal Investment Management Group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. Class R-5 shares are described in more detail in the fund's prospectus addendum. The Board of Trustees may establish additional series and/or classes of shares in the future. Each "series" of shares represents interests in a separate portfolio and has its own investment objectives and policies. When more than one series of shares is outstanding, shares of all series will vote together for a single set of Trustees, and on other matters affecting only one series, only the shareholders of that series shall be entitled to vote. On matters relating to more than one series but affecting the series differently, separate votes by series are required. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Trustees and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The trust does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least


                The American Funds Tax-Exempt Series I - Page 14

10% of the shares, the trust will hold a meeting at which any member of the board could be removed by a majority vote.


SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts, where the trust was organized, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides that notice of the disclaimer may be given in any agreement, obligation, or instrument which is entered into or executed by the trust or Trustees. The Declaration of Trust provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the trust and also provides for the trust to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.


Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The trust will provide indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.


COMMITTEES OF THE BOARD OF TRUSTEES

The trust has an Audit Committee composed of four trustees who are not considered "interested persons" of the trust within the meaning of the 1940 Act ("independent directors"): Cyrus A. Ansary, James C. Miller III, Katherine D. Ortega and T. Eugene Smith (Chair). The function of the Committee is the oversight of the trust's accounting and financial reporting policies. The Committee acts as a liaison between the trust's independent auditors and the full Board of Trustees.


The trust has a Governance Committee composed of Cyrus A. Ansary (Chair) and all other independent trustees. The Committee's functions include reviewing all contracts and agreements with the trust, as required by the 1940 Act and the rules thereunder. The Committee reports its recommendations to the full Board of Trustees. In addition, the Committee periodically reviews such issues as the Board's composition, responsibilities, committees and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. The Committee also evaluates, selects and nominates candidates for independent trustees to the full Board of Trustees. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the trust, c/o the trust's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.


There were four Board of Trustees meetings and three Committee meetings (two Audit, and one Governance Committee) during the fiscal year ended July 31, 2003.


                The American Funds Tax-Exempt Series I - Page 15

                                   MANAGEMENT

BUSINESS MANAGER - Since its inception, the trust has operated under a Business Management Agreement with Washington Management Corporation. The Business Manager maintains its principal business address at 1101 Vermont Avenue, N.W., Washington, D.C. 20005.


The primary function of the Business Manager is to oversee the various services and operations of the trust. The Business Manager provides services necessary to carry on the trust's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, arrangements for and supervision of shareholder services, federal and state regulatory compliance and responsibility for accounting and recordkeeping facilities. The Business Manager provides similar services to other mutual funds.


The fund pays all expenses not specifically assumed by the Business Manager, including but not limited to: custodian, transfer and dividend disbursing agency fees and expenses; costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; expenses of shareholder meetings; taxes; insurance; expenses of the issuance, sale (including stock certificates, registration and qualification expenses), or repurchase of shares of the fund; legal and auditing expenses; expenses pursuant to the fund's Plans of Distribution; fees and expense reimbursements paid to Trustees; association dues; and costs of stationery and forms prepared exclusively for the trust.


The Business Manager receives a fee at the annual rate of 0.135% of the first $60 million of the fund's net assets, 0.09% of the fund's net assets in excess of $60 million plus 1.35% of the gross investment income. For the fiscal years ended July 31, 2003, 2002 and 2001, the Business Manager's fees amounted to $306,000, $253,000 and $207,000, for the Maryland Fund and $342,000, $265,000
and $224,000 for the Virginia Fund, respectively. For the fiscal year ended July 31, 2003, the Business Manager's fees for the Maryland Fund amounted to 0.167% of average net assets and for the Virginia Fund amounted to 0.161% of average assets.


The current Business Management Agreement, unless sooner terminated, will continue in effect until July 31, 2004 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(ii) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Business Manager has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon sixty (60) days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


The Business Manager has established a charitable foundation, The Washington Management Corporation Foundation, which makes contributions to charities organized under Section 501 (c)(3) or 509(a)(2) of the Internal Revenue Code. Trustees and officers of the trust, as well as all employees of the Business Manager and its affiliates, may participate in a gift matching program sponsored by the Foundation.


                The American Funds Tax-Exempt Series I - Page 16

INVESTMENT ADVISER - The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The investment adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


The Investment Adviser manages the investment portfolio of the fund subject to the policies established by the Board of Trustees and places orders for the fund's portfolio securities transactions. As compensation for its services, the Investment Adviser receives a fee at the annual rate of 0.165% of the first $60 million of the fund's net assets plus 0.12% of the fund's net assets in excess of $60 million plus 1.65% of gross investment income. For the fiscal years ended July 31, 2003, 2002 and 2001, the Investment Adviser's fees were $387,000, $318,000 and $258,000, for the Maryland Fund and $434,000, $333,000 and $281,000
for the Virginia Fund, respectively. For the fiscal year ended July 31, 2003, the Investment Adviser's fees for the Maryland Fund amounted to 0.211% of average net assets and for the Virginia Fund amounted to 0.204% of average net assets.


INVESTMENT ADVISORY AGREEMENT - The Investment Advisory Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until July 31, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


In determining whether to renew the Agreement each year, the Governance Committee of the Board of Trustees evaluates information from several sources, including information provided by the Investment Adviser in accordance with
Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Trustees. At its most recent meetings the Committee reviewed and considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund (primarily measured by investment results), fees and expenses borne by the fund, financial results of the Investment


                The American Funds Tax-Exempt Series I - Page 17

Adviser (including comparisons to a group of publicly held mutual fund managers) and comparative data for other mutual funds and selected indexes.


The Board determined that continuation of the Agreement was appropriate in light of the quality of the Adviser's performance past and present, the strength of its organization (including its personnel, financial resources, commitment to quality service, research and operating history) and the reasonableness of the advisory fee. The Trustees also took into account other considerations, such as the brokerage policies of the Adviser, including any benefit derived by the Adviser in, for example, the form of research, and the nature and quality of non-investment management services provided by the Investment Adviser and its affiliates.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's Class C, F and R-5 shares will continue in effect until July 31, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Trustees who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C, F and R-5 shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's Class C, F and R-5 shares. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's Class C and F shares. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of the fund's Class C and F shares.


Administrative services fees paid for Class C and F shares for the fiscal period ended 2003 were $15,000 and $5,000 for the Maryland fund, respectively, and $20,000 and $3,000 for the Virginia fund, respectively. Administrative services fees paid for Class R-5 shares were $3,000 and $2,000 for the Maryland Fund and Virginia Fund, respectively, during fiscal 2003.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


                The American Funds Tax-Exempt Series I - Page 18

The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). In addition, the Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B shares, the Principal Underwriter sells the rights to Class B 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B shares. For Class C shares, the Principal Underwriter receives any contingent deferred sales charges that apply to Class C shares during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C shares. For Class F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers of Class F shares.


Commissions retained by the Principal Underwriter on sales of Class A shares during the 2003 fiscal year amounted to $124,000 for the Maryland Fund and $184,000 for the Virginia Fund after allowance of $468,000 and $711,000 for the Maryland Fund and the Virginia Fund, respectively, to dealers.


For the Maryland Fund, during the fiscal years ended 2002 and 2001 the Principal Underwriter retained $130,000 and $72,000, respectively, on sales of Class A shares after an allowance of $504,000 and $279,000 to dealers, respectively. For the Virginia Fund, during the fiscal years ended 2002 and 2001 the Principal Underwriter retained $156,000 and $75,000, respectively, on sales of Class A shares after an allowance of $592,000 and $284,000 to dealers, respectively.


For the Maryland Fund, revenue retained and service fee reimbursements received by the Principal Underwriter on sales of Class B shares during the 2003 fiscal year amounted to $51,000 after compensation of $301,000 to dealers. During the fiscal year ended 2002, the Principal Underwriter retained $49,000 on sales of Class B shares of the Maryland Fund after compensation of $263,000 to dealers. During the 2001, the Principal Underwriter retained $23,000 on sales of Class B shares of the Maryland Fund after compensation of $126,000 to dealers. For the Virginia Fund, revenue retained and service fee reimbursements received by the Principal Underwriter on sales of Class B shares during the 2003 fiscal year amounted to $52,000 after compensation of $323,000 to dealers. During the fiscal year ended 2002, the Principal Underwriter retained $30,000 on sales of Class B shares of the Virginia Fund after compensation of $161,000 to dealers. During the 2001, the Principal Underwriter retained $15,000 on sales of Class B shares of the Virginia Fund after compensation of $85,000 to dealers.


Johnston, Lemon & Co. Incorporated ("Johnston, Lemon") a wholly-owned subsidiary of the business manager's parent company, The Johnston-Lemon Group, Inc. ("JLG"), received commissions and payments from the Distribution Plans of the Funds of $44,000, $26,000 and $30,000 on its retail sales of the Maryland Fund and $23,000, $33,000 and $19,000 on its retail sales of the Virginia fund, respectively, for the fiscal years ended July 31, 2003, 2002 and 2001. Johnston, Lemon received no net brokerage commissions resulting from purchases and sales of the securities for the investment account of the funds.


As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Trustees and separately by a majority of the


                The American Funds Tax-Exempt Series I - Page 19 trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of trustees who are not "interested persons" of the trust are committed to the discretion of the trustees who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Trustees.


Under the Plans, the fund may annually expend: (i) for Class A shares, up to 0.25% of its average daily net assets attributable to Class A shares, (ii) for Class B shares, 1.00% of its average daily net assets attributable to Class B shares, (iii) for Class C shares, 1.00% of its average daily net assets attributable to Class C shares, and (iv) for Class F shares, up to 0.50% of its average daily net assets attributable to Class F shares, to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is being made.


For Class A shares: (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares in excess of the Class A Plan limitation not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit.
 After five quarters these commissions are not recoverable.


For Class B shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F Plan for distribution-related expenses.


During the 2003 fiscal year, the Maryland and Virginia funds paid or accrued $385,000 and $464,000, respectively, for compensation to dealers or the Principal Underwriter under the Plan for Class A shares; $147,000 and $107,000, respectively, for Class B shares; $90,000 and $119,000, respectively, for Class C shares; and $7,000 and $6,000, respectively, for Class F


                The American Funds Tax-Exempt Series I - Page 20 shares. As of July 31, 2003, unreimbursed expenses which remain subject to reimbursement under the Plan for Class A shares totaled $51,000 and $90,000, respectively, for the Maryland and Virginia funds. As of the end of the 2003 fiscal year, accrued and unpaid distribution expenses for Class A, B, C and F shares of the Maryland Fund amounted to $60,000, $17,000, $15,000 and $2,000, respectively. Accrued and unpaid distribution expenses for Class A, B, C and F shares of the Virginia Fund were $77,000, $13,000, $16,000 and $2,000, respectively, as of the end of the 2003 fiscal year.


OTHER COMPENSATION TO DEALERS - American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 75 dealers who have sold shares of the American Funds. The level of payments made to a qualifying dealer in any given year will vary and in no case would exceed the sum of (a) 0.10% of the previous year's fund sales by that dealer and (b) 0.02% of assets attributable to that dealer. For 2004, aggregate payments made by American Funds Distributors to dealers will equal approximately 0.02% of the assets of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates and, the quality of the dealer's relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the American Funds that are conducted by dealers, including those outside the top 75 firms.


As of January 2004, the top dealers that American Funds Distributors anticipates will receive additional compensation include:


     1717 Capital Management Company
     A. G. Edwards & Sons, Inc.
     AIG/SunAmerica Group
     American General/Franklin Financial
     Ameritas/The Advisors Group
     AXA Advisors, LLC
     Baird/NMIS Group
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     GE Independent Accountant Network
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network
     InterSecurities, Inc.
     Investacorp, Inc.


                The American Funds Tax-Exempt Series I - Page 21

     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard/PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     Linsco/Private Ledger Corp.
     McDonald Investments/Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     NatCity Investment, Inc.
     National Planning Holdings
     NFP Securities, Inc.
     PacLife Group
     Park Avenue Securities LLC
     Princor/PPI
     ProEquities, Inc.
     Raymond James Group
     RBC Dain Rauscher Inc.
     Securian/C.R.I.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Piper Jaffray Group
     Wachovia Group
     WS Griffith Securities, Inc.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code") so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.


To avoid federal excise taxes, the Code requires the fund to distribute by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year.


Interest on the municipal securities purchased by the fund is believed to be free from regular federal income tax. However, the Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross


                The American Funds Tax-Exempt Series I - Page 22 income of interest on such bonds. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     DIVIDENDS - By meeting certain requirements of the Code, the fund qualifies to pay exempt-interest dividends to shareholders. These dividends ("exempt-interest dividends") are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to fund shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income taxes.

     CAPITAL GAIN DISTRIBUTIONS - The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to shareholders as long-term capital gain, regardless of how long a particular shareholder has held shares in the fund.

     A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.


SHAREHOLDER TAXATION - Individual shareholders are required to report to the federal government all exempt-interest dividends and all other tax-exempt interest received.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless will be taxable to the shareholder to the extent it consists of ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which may be taxable to them, in whole or in part.


Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If a shareholder redeems fund shares, or exchanges shares for shares of a different fund, the IRS will require the shareholder to report any gain or loss on the redemption or exchange. The gain or loss realized will be capital gain or loss and will be long-term or short-term, depending on how long the shareholder held the shares.


Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to a shareholder with respect to fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the fund on those shares.


All or a portion of any loss a shareholder realizes upon the redemption of fund shares will be disallowed to the extent that shareholder buys other shares in the fund (through reinvestment of


                The American Funds Tax-Exempt Series I - Page 23 dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased.


If a shareholder redeems shares in the fund, and then reinvests the sales proceeds in the fund or in another fund within 90 days of buying the original shares, the sales charge that would otherwise apply to the shareholder's reinvestment may be reduced or eliminated. The IRS will require the shareholder to report any gain or loss on the redemption of the original shares in the fund. In doing so, all or a portion of the sales charge paid by the shareholder for the original shares in the fund will be excluded from the shareholder's tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on the reinvestment. Any portion of the sales charge excluded from a shareholder's tax basis in the shares sold will be added to the tax basis of the shares acquired from the reinvestment.


Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject a shareholder to or increase liability under federal and state alternative minimum taxes, depending on a shareholder's individual or corporate tax position. Persons who are defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying fund shares.


The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income without fluctuation of principal. Shares of the fund generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an


                The American Funds Tax-Exempt Series I - Page 24 applicable income tax treaty) on taxable dividends, excluding long-term capital gain distributions, received by him or her.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                The American Funds Tax-Exempt Series I - Page 25

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open an account, then   application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open an account, then   establish the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------


Each fund and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares are only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit


                The American Funds Tax-Exempt Series I - Page 26 sharing plans. In addition, the state tax-exempt funds are only offered in certain states and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deduction and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. Direct purchases of Class B shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class B shares of other American Funds. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000. Direct purchases of Class C shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class F shares of other American Funds.


FUND NUMBERS - Here are the fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):

                                                             FUND NUMBERS
                                                ----------------------------------------
FUND                                            CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . .      02       202       302        402
American Balanced Fund/(R)/ . . . . . . . . .      11       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . .      03       203       303        403
Capital Income Builder/(R)/ . . . . . . . . .      12       212       312        412
Capital World Growth and Income Fund/SM/  . .      33       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . .      16       216       316        416
Fundamental Investors/SM/ . . . . . . . . . .      10       210       310        410
The Growth Fund of America/SM/  . . . . . . .      05       205       305        405
The Income Fund of America/(R)/ . . . . . . .      06       206       306        406
The Investment Company of America/(R)/  . . .      04       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . .      14       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . .      07       207       307        407
New World Fund/SM/  . . . . . . . . . . . . .      36       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . .      35       235       335        435
Washington Mutual Investors Fund/SM/  . . . .      01       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/      40       240       340        440
American High-Income Trust/SM/  . . . . . . .      21       221       321        421
The Bond Fund of America/SM/  . . . . . . . .      08       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . .      31       231       331        431
Intermediate Bond Fund of America/(R)/  . . .      23       223       323        423
Limited Term Tax-Exempt Bond Fund of
America/SM/ . . . . . . . . . . . . . . . . .      43       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . .      19       219       319        419
The Tax-Exempt Fund of California/(R)/* . . .      20       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . .      24       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . .      25       225       325        425
U.S. Government Securities Fund/SM/ . . . . .      22       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . .      09       209       309        409
The Tax-Exempt Money Fund of America/SM/  . .      39       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ .      49       N/A       N/A        N/A
___________
*Available only in certain states.



                The American Funds Tax-Exempt Series I - Page 27

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of the American Funds are set forth below. The money market funds of the American Funds are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)



                                                                     DEALER
                                             SALES CHARGE AS       COMMISSION
                                            PERCENTAGE OF THE:    AS PERCENTAGE
                                            ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                      NET AMOUNT  OFFERING     OFFERING
                                           -INVESTED-   PRICE         PRICE
------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .          6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .          5.26       5.00          4.25
$50,000 but less than $100,000. .            4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .           3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .            3.63       3.50          2.75
$250,000 but less than $500,000 .            2.56       2.50          2.00
$500,000 but less than $750,000 .            2.04       2.00          1.60
$750,000 but less than $1 million            1.52       1.50          1.20
$1 million or more . . . . . . . .           none       none      see below
--------------------------------------------------------------------------------



                The American Funds Tax-Exempt Series I - Page 28

THE FUND RESERVES THE RIGHT TO NOT MAKE ITS SHARES AVAILABLE TO TAX-DEFERRED RETIREMENT PLANS AND ACCOUNTS.

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE.The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is notified:


     .investments in Class A shares made by endowments or foundations with $50 million or more in assets;

     . investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before March 15, 2001; and

     .Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below).

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution on investments made with no initial sales charge.


     ON OR BEFORE MARCH 31, 2004:

     An employer-sponsored retirement plan (including certain 403(b) plans) may invest in Class A shares without any initial or contingent deferred sales charge if the plan invests $1 million or more, or if American Funds Service Company is notified that the plan has 100 or more eligible employees or has $50 million or more in assets. Plans investing in this manner may continue to purchase Class A shares without any initial or contingent deferred sales charge after March 31, 2004.

     403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans.

     AFTER MARCH 31, 2004:

     . All employer-sponsored retirement plans not yet invested in Class A shares and wishing to invest without a sales charge will no longer be eligible to purchase Class A shares.

     . Provided that the plan's recordkeeper can properly apply a sales charge on the plan's investments, an employer-sponsored retirement plan not yet invested in Class A shares and wishing to invest less than $1 million may invest in Class A shares, but the purchase of these shares will be subject to the applicable sales charge, regardless of whether the plan has 100 or more eligible employees or whether it has $50 million or more in assets. An employer-sponsored retirement plan that purchases Class A shares with a sales charge will be eligible to purchase additional Class A shares in accordance with the sales charge table above.


                The American Funds Tax-Exempt Series I - Page 29

     . All employer-sponsored retirement plans not yet invested in Class A shares will no longer be eligible to establish a statement of intention of $1 million or more. More information about statements of intention can be found under "Sales charge reductions and waivers."

In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) current registered investment advisers registered with the Principal Underwriter and assistants directly employed by such registered investment advisers, retired registered investment advisers with respect to accounts established while active, or full-time employees of registered investment advisers registered with the Principal Underwriter (and their spouses, parents and children), and plans for such persons;

(4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the


                The American Funds Tax-Exempt Series I - Page 30 money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A, B and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



   CONTINGENT DEFERRED SALES CHARGE ON
         SHARES SOLD WITHIN YEAR             AS A % OF SHARES BEING SOLD
 --------------------------------------------------------------------------
                    1                                   5.00%
                    2                                   4.00
                    3                                   4.00
                    4                                   3.00
                    5                                   2.00
                    6                                   1.00



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class A, B and C Shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F SALES CHARGE - Class F shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


                The American Funds Tax-Exempt Series I - Page 31

For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of the American Funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     After March 31, 2004, all employer-sponsored retirement plans not yet invested in Class A shares will no longer be eligible to establish a statement of intention of $1 million or more.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge of the American Funds, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.


                The American Funds Tax-Exempt Series I - Page 32

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuity contracts and variable life insurance policies (American Legacy, American Legacy II and American Legacy III, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     . individual-type employee benefit plan(s), such as an IRA, 403(b) plan (see exception below), or single-participant Keogh-type plan;

     . business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     . trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust; or


                The American Funds Tax-Exempt Series I - Page 33

     . endowments or foundations established and controlled by you or your immediate family.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     . for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     . for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in the American Funds, as well as individual holdings in American Legacy variable annuity contracts and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the American Funds, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Alternatively, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation and reinvested dividends and capital gains). When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuity contracts and variable life insurance policies. Direct purchases of the money market funds are excluded.


                The American Funds Tax-Exempt Series I - Page 34

CDSC WAIVERS FOR CLASS A, B AND C SHARES - Any CDSC on Class A, B and C shares may be waived only in the following cases:


(1) Permitted exchanges of shares as described in the prospectus, provided that the shares acquired by such exchanges are not redeemed within: (i) one year of the initial purchase in the case of Class A shares, (ii) six years of the initial purchase in the case of Class B shares, or (iii) one year of the initial purchase in the case of Class C shares.

(2)  Tax-free returns of excess contributions to IRAs.

(3) Redemptions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

(4) The following types of transactions, if together they do not exceed 12% of the value of an account annually (the "12% limit"):

     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     . Redemptions through a systematic withdrawal plan ("SWP") (see "Automatic Withdrawals" under "Shareholder Account Services and Privileges", below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the applicable fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: (i) Class A shares at net asset value; (ii) Class A shares subject to the applicable initial sales charge; (iii) Class B shares; (iv) Class C shares; or (v) Class F shares. Plan assets invested in


                The American Funds Tax-Exempt Series I - Page 35

Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate in which share class plan assets should be invested and that do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions cannot be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.


Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).


All portfolio securities of funds advised by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


                The American Funds Tax-Exempt Series I - Page 36

1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to its oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's Investment Adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type of security, the existence of contractual or legal restrictions on resale, relevant financial or business developments affecting the issuer or its business prospects, similar or related securities that are more actively traded, and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to investing substantial portions of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If events occur after the close of a market (and before these funds' net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices will be made to reflect these events. Events of this type could include earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets);


2. Each class of shares represents interests in the same portfolio of investments and is otherwise identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class on the basis of the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and


                The American Funds Tax-Exempt Series I - Page 37 other expense items attributable to particular share classes, are deducted from total assets attributable to the respective share classes; and

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent, dealer or any of their designees.
 Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares are only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     -- Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     --    Requests must be signed by the registered shareholder(s).

     --    A signature guarantee is required if the redemption is:

          -    Over $75,000;

          -    Made payable to someone other than the registered shareholder(s);
               or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     -- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     -- You must include with your written request any shares you wish to sell that are in certificate form.


                The American Funds Tax-Exempt Series I - Page 38

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

     -- Redemptions by telephone, fax or the Internet (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $75,000 per shareholder each day.

     --   Checks must be made payable to the registered shareholder(s).

     -- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     -- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     -- You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


If you notify the Transfer Agent, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in any of the American Funds within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a CDSC was charged will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any CDSC on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                The American Funds Tax-Exempt Series I - Page 39

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. For example, if the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash


                The American Funds Tax-Exempt Series I - Page 40

Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be done through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares" above), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Internet Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of Shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - You may automatically withdraw shares from any of the funds in The American Funds Group. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day.
 However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


                The American Funds Tax-Exempt Series I - Page 41

AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Internet Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or the Internet (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, the Business Manager and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. The investment adviser strives to obtain best execution on the fund's portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. The fund does not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the


                The American Funds Tax-Exempt Series I - Page 42 investment adviser. In placing orders for the fund's portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Further, when the investment adviser places orders for the fund's portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser. The investment adviser may, however, give consideration to investment research, statistical or other related services provided to the adviser in placing orders for the fund's portfolio transactions.


Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the fiscal years ended 2003, 2002 and 2001, amounted to $148,000, $168,000 and $58,000, respectively, for the
Maryland Fund and $146,000, $104,000 and $56,000, respectively, for the Virginia Fund. The volume of trading activity increased from 2001, resulting in an increase in brokerage commissions paid on portfolio transactions in 2002 and 2003.


During fiscal years 2003, 2002, and 2001 Johnston, Lemon & Co. Incorporated received no commissions for executing portfolio transactions for the fund. Johnston, Lemon & Co. Incorporated will not participate in commissions paid by the fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions. Johnston, Lemon & Co. Incorporated, together with the Business Manager, is wholly owned by The Johnston-Lemon Group, Incorporated.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $41,000 and $5,000 for Class A and B shares of the Maryland Fund, and $50,000 and $3,000 for Class A and B shares of the Virginia Fund for the 2003 fiscal year.


INDEPENDENT AUDITORS - PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Trustees.


                The American Funds Tax-Exempt Series I - Page 43

INDEPENDENT LEGAL COUNSEL - Thompson, O'Donnell, Markham, Norton & Hannon, 1212 New York Avenue, NW, Washington D.C. 20005, currently serves as counsel for the trust and for Trustees who are not interested persons (as defined by the 1940
Act) of the trust in their capacities as such. Certain legal matters in connection with the shares of beneficial interest offered by the prospectus have been passed upon for the trust by Thompson, O'Donnell, Markham, Norton & Hannon. Counsel does not currently provide legal services to the trust's Business Manager, Investment Adviser or any of its affiliated companies. A determination with respect to the independence of the trust's "independent legal counsel" will be made at least annually by the independent Trustees of the trust, as prescribed by the 1940 Act and the rules thereunder.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on July 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Washington Management Corporation and Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


PROXY VOTING PROCEDURES AND GUIDELINES - The Trust's Board of Trustees will oversee the voting of any proxies for securities held by the Trust in order to ensure that the voting of such proxies is conducted in accordance with the established procedures and policies. The Board of Trustees authorizes the Chief Executive Officer ("CEO") or the CEO's designee (the "Voting Officer") to vote on any matter arising as a result of the Trust's portfolio holdings. The Voting Officer is directed to vote on each matter in the best interests of the fund holding the portfolio security and its shareholders. The Voting Officer may consult with others, as appropriate, in deciding how to vote and should resolve any conflict of interest involved in voting by consulting with the Chairman of the Trust's Governance Committee. The business manager is responsible for administering the voting of proxies, related record keeping and reporting of votes. Since the Trust will normally hold only municipal securities, it is highly unlikely the Trust will be required to vote on any issue.


Beginning August 31, 2004 (and each August 31 thereafter) the Trust will be required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. Once filed, the most recent Form N-PX will be available (i) without charge, upon request, by


                The American Funds Tax-Exempt Series I - Page 44 calling American Funds Service Company at 800/421-0180, and (ii) on the SEC's website at www.sec.gov.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- JULY 31, 2003

                                                                     THE TAX-EXEMPT     THE TAX-EXEMPT
                                                                    FUND OF MARYLAND   FUND OF VIRGINIA
--------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . . .         $15.76             $16.32
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . . .         $16.37             $16.96

            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The Maryland Fund yield was 2.77% and the Virginia Fund yield was 2.48% based on a 30-day (or one month) period ended July 31, 2003, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( (a-b)/cd + 1)/6/ -1]

     Where:  a  = dividends and interest earned during the period.

             b  = expenses accrued for the period (net of reimbursements).

             c  = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d  = the maximum offering price per share on the last day of the period.

The fund may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. The Maryland Fund's tax-equivalent yield based on the maximum federal/state/county tax rate of 39.9% for the 30-day (or one month) period ended July 31, 2003 was 4.61%. For the Virginia Fund investors with the maximum combined effective federal/state tax rate of 38.7%, the tax-equivalent yield was 4.05% for the period ended July 31, 2003.


The Maryland Fund one year total return and average annual total return at the maximum offering price for the five- and ten-year periods ended on July 31, 2003 was -0.88%, 3.62% and 4.82%, respectively. The Virginia Fund one year total return and average annual total return at


                The American Funds Tax-Exempt Series I - Page 45 the maximum offering price for the five- and ten-year periods ended on July 31, 2003 was -1.55%, 3.81% and 4.78%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 3.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C and F shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index and the Lehman Brothers Municipal Bond Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).





                The American Funds Tax-Exempt Series I - Page 46

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


                The American Funds Tax-Exempt Series I - Page 47

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A
"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


                The American Funds Tax-Exempt Series I - Page 48

CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."

                                  Note Ratings

S&P: "SP-1" and "SP-2" are the two highest note rating categories, and are described as follows:


"SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation."

"SP-2 Satisfactory capacity to pay principal and interest."

MOODY'S: "MIG-1" and "MIG-2" are the two highest note rating categories, and are described as follows:


"MIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing."

"MIG 2: This designation denotes high quality. Margins of protection are ample although not as large as in the preceding group."

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC. employs the designations "Prime-1," "Prime-2"
-------------------------------
and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad


                The American Funds Tax-Exempt Series I - Page 49 margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD & POOR'S CORPORATION ratings of commercial paper are graded into four
-----------------------------
categories ranging from "A" for the highest quality obligations to "D" for the lowest.


A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.


A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2 - Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."


                The American Funds Tax-Exempt Series I - Page 50

Investment Portfolio July 31, 2003
The Tax-Exempt Fund of Maryland


Fixed-income securities  88.94%                                                                                 amount     value
                                                                                                                 (000)     (000)
Maryland State Issuers

Community Dev. Administration, Dept. of Housing and Community Dev.:
  Housing Rev. Bonds, GNMA Collateralized, Series 2002-B, AMT, 4.85% 2022                                       $2,000  $  1,944
  Residential Rev. Bonds, AMT:
    Series 1998-B:
      5.00% 2008                                                                                                 1,610     1,679
      5.00% 2009                                                                                                 1,680     1,761
    Series 2001-H:
      5.20% 2022                                                                                                 1,000     1,003
      4.40% 2025                                                                                                 1,000     1,039
  Single-family Program Bonds, First Series 1994, 5.80% 2009                                                     2,000     2,014

Dept. of Transportation:
  Consolidated Transportation Bonds:
    Ref. Series 2003, 4.00% 2008                                                                                 1,000     1,056
    Series 2002, 5.50% 2017                                                                                      2,000     2,217
    Series 2003, 5.25% 2014                                                                                      3,000     3,301
  Project Cert. of Part. (Mass Transit Administration Project), Series 2000, AMT, 5.00% 2008                     1,420     1,535

Econ. Dev. Corp.:
  Lease Rev. Bonds:
    (Aviation Administration Facs.), Series 2003, AMT, FSA insured:
      5.25% 2012                                                                                                 1,000     1,066
      5.50% 2013                                                                                                 1,500     1,618
    (Dept. of Transportation Headquarters Fac.), Series 2002:
      5.00% 2014                                                                                                 1,755     1,856
      5.375% 2019                                                                                                1,500     1,578
    (Montgomery County Town Square Parking Garage Project), Series 2002-A, 3.25% 2011                            1,000       961
  Utility Infrastructure Rev. Bonds (University of Maryland, College Park Project), Series 2001,
  AMBAC insured:
    5.25% 2011                                                                                                   3,425     3,752
    5.375% 2015                                                                                                  2,230     2,409

Energy Fncg. Administration, Limited Obligation Solid Waste Disposal Rev. Bonds (Wheelabrator
Water Technologies Baltimore LLC Projects), Series 1996, AMT, 6.30% 2010                                         3,500     3,725

G.O. Bonds, State and Local Facs.:
  Capital Improvement Bonds, First Series Loan, Series 2003-A, 5.25% 2016                                        1,500     1,637

First Series Loan:
    Series 2000-H, 5.50% 2010                                                                                   $2,000  $  2,245
    Series 2001-H, 5.50% 2011                                                                                    1,000     1,116
  Second Series Loan:
    Series 1999-W, 5.00% 2011                                                                                      500       535
    Series 1999-X, 5.25% 2012                                                                                    2,000     2,165
    Series 2002-B, 5.25% 2009                                                                                    1,000     1,108

Health and Higher Educational Facs. Auth.:
  Anne Arundel Medical Center Issue, Rev. Bonds, Series 1998, FSA insured, 5.125% 2028                           1,000       997
  (Charity Obligated Group-Daughters of Charity National Health System), Hospital Rev. Bonds,
  Series 1997-D, 4.60% 2026 (preref. 2003)                                                                      1,600      1,615
  Good Samaritan Hospital Issue, Rev. Bonds, Series 1993, 5.70% 2009 (escrowed to maturity)                      1,000     1,130
  Howard County:
    General Hospital Acquisition Issue, Johns Hopkins Medicine, Rev. Bonds, Series 1998,
    MBIA insured, 5.00% 2029                                                                                       500       490
    General Hospital Issue, Rev. Bonds, Series 1993 (escrowed to maturity):
      5.50% 2013                                                                                                 2,000     2,048
      5.50% 2021                                                                                                 1,000     1,024
  Institute College of Art Issue, Rev. Bonds, Series 2001, 5.50% 2032                                            1,250     1,233
  Johns Hopkins University Issue, Rev. Ref. Bonds:
    Series 1998, 5.25% 2014                                                                                      2,505     2,667
    Series 2001-A:
      5.00% 2011                                                                                                 1,000     1,078
      5.00% 2013                                                                                                 1,000     1,057
    Series 2002-A, 5.00% 2032                                                                                    1,000       978
  Medlantic/Helix Issue, Rev. Bonds, Series 1998-B, AMBAC insured, 5.25% 2038                                    1,500     1,523
  Memorial Hospital of Cumberland Issue, Rev. Ref. Bonds, Series 1992, 6.50% 2010 (preref. 2004)                   750       786
  Mercy Medical Center Issue, Project and Rev. Ref. Bonds, Series 1996, FSA insured, 6.50% 2013                  2,000     2,350
  Mercy Ridge Issue, Rev. Bonds:
    Series 2003-A, 6.00% 2035                                                                                    2,000     1,903
    Series 2003-B, 5.00% 2008                                                                                    1,000     1,017
  PUMH of Maryland, Inc. Issue, First Mortgage Rev. Bonds (Heron Point of Chestertown), Series 1998-A:
    5.75% 2019                                                                                                   1,500     1,456
    5.75% 2026                                                                                                   1,640     1,562
  Rev. Ref. Bonds, Adventist HealthCare Issue, Series 2003-A:
    5.00% 2012                                                                                                   1,000       983
    5.75% 2025                                                                                                   1,000       973
  Roland Park Place Issue, Ref. and Project Rev. Bonds, Series 1999, 5.50% 2014                                    525       527
  Suburban Hospital Issue, Rev. Ref. Bonds, Series 1993, 5.125% 2021                                             1,500     1,468
  The Johns Hopkins Medical Institutions Parking Facs. Issue, Parking Rev. Bonds, Series 2001,
  AMBAC insured, 5.00% 2034                                                                                        880       858
  University of Maryland Medical System Issue, Rev. Bonds, Series 2000, 6.75% 2030                               2,000     2,170

Morgan State University, Academic Fees and Auxiliary Facs. Fees Rev. Bonds, Series 2003-A,
FGIC insured, 5.00% 2020                                                                                         1,375     1,405

Northeast Maryland Waste Disposal Auth. Resource Recovery Rev. Bonds (Baltimore RESCO Retrofit
Project), Series 1998, AMT, 5.00% 2012                                                                           2,500     2,488

Transportation Auth.:
  Airport Parking Rev. Bonds, Baltimore/Washington International Airport Projects, Series 2002-B, AMT,
  AMBAC insured, 5.375% 2015                                                                                     2,000     2,102
  Facs. Project, Transportation Facs. Projects Rev. Bonds, Series 1992, 5.80% 2006                               1,000     1,108

University System, Auxiliary Fac. and Tuition Rev. Bonds:
  Series 2001-B, 4.00% 2013                                                                                      2,500     2,477
  Series 2002-A, 5.125% 2022                                                                                     2,000     2,024

Water Quality Fncg. Administration, Revolving Loan Fund Rev. Bonds, Series 1991-B, 0% 2005                         700       678

  City & County Issuers

Anne Arundel County:
  Econ. Dev. Corp., Rev. Bonds (Golf Course System), Series 2001, 8.25% 2028                                    $2,000  $  1,954
  G.O. Bonds, Series 2002, 5.25% 2012                                                                            1,000     1,095
  Special Obligation Bonds:
    (Arundel Mills Project), Series 1999, 7.10% 2029                                                             2,000     2,157
    (National Business Park Project), Series 2000, 7.375% 2028                                                   1,500     1,610
  Tax Increment Fncg. Bonds (Parole Town Center Project), Series 2002, 5.00% 2012                                1,825     1,824

City of Baltimore, Project and Rev. Ref. Bonds (Water Projects), Series 1994-A, FGIC insured:
  6.00% 2015                                                                                                     1,500     1,730
  5.00% 2024                                                                                                       410       412
  5.00% 2024 (escrowed to maturity)                                                                                810       818

Mayor and City Council of Baltimore:
  Convertible Rev. Ref. Bonds (Baltimore City Parking System Facs.), Series 1996-A, FGIC insured,
  5.90% 2009                                                                                                     1,500     1,714
  Port Fac. Rev. Bonds (Consolidation Coal Sales Company Project), Series 1984-B, 6.50% 2011                       500       512
  Project and Rev. Ref. Bonds (Water Projects), Series 2002-A, FGIC insured, 5.00% 2021                          1,975     1,981

Baltimore County, G.O. Bonds:
  Consolidated Public Improvement Bonds:
    Ref. Series 2002, 5.25% 2010                                                                                 2,000     2,216
    Series 2002, 5.25% 2015                                                                                      3,000     3,231
  Metropolitan Dist. Bonds (67th Issue), 5.00% 2018                                                              1,500     1,551

Calvert County (Asbury-Solomons Island Fac.):
  Econ. Dev. Rev. Bonds, Series 1995, 8.625% 2024 (preref. 2005)                                                 2,300     2,578
  Econ. Dev. Rev. Ref. Bonds, Series 1997, MBIA insured:
    5.00% 2009                                                                                                   1,000     1,090
    5.00% 2017                                                                                                   1,000     1,028

Carroll County:
  EMA Obligated Group Issue (Fairhaven and Copper Ridge), Rev. Ref. Bonds, Series 1999-A,
  Asset Guaranty insured, RADIAN insured, 5.50% 2019                                                             1,265     1,311
  G.O. Ref. Bonds, 5.00% 2010                                                                                    1,000     1,091

Frederick County:
  G.O. Public Facs. Bonds, Series 2000, 5.10% 2017                                                               1,000     1,047
  Special Obligation Bonds (Urbana Community Dev. Auth.), Series 1998, 6.625% 2025                               2,000     2,038

Howard County, G.O. Bonds, Consolidated Public Improvement Project and Ref. Bonds,
Series 2002-A, 5.25% 2014                                                                                        1,000     1,078

Montgomery County:
  Econ. Dev. Rev. Bonds (Trinity Health Credit Group), Series 2001, 5.50% 2016                                   1,000     1,056
  G.O. Consolidated Public Improvement Bonds:
    Series 2000-A, 5.30% 2013 (preref. 2010)                                                                     1,000     1,112
    Series 2001-A:
      4.75% 2011                                                                                                 2,500     2,666
      4.75% 2012                                                                                                 1,000     1,062
      5.25% 2015                                                                                                 2,000     2,148
  Housing Opportunities Commission:
    Housing Dev. Bonds (The Metropolitan), Issue 1995-A, 6.10% 2015                                              2,025     2,107
    Multi-family Rev. Bonds (Strathmore Court at White Flint), Issue 1994-A-2,
    7.50% 2024 (preref. 2004)                                                                                    2,000     2,150
    Single-family Mortgage Rev. Bonds:
      Series 1997-A, 5.50% 2009                                                                                    560       594
      Series 1998-B:
        4.80% 2009                                                                                                 595       595
        4.90% 2010                                                                                                 490       510
  Northeast Maryland Waste Disposal Auth., Solid Waste Rev. Bonds (Resource Recovery Project),
  Series 1993-A, AMT, 6.00% 2007                                                                                $1,000  $  1,091
  Rev. Auth., Golf Course System Rev. Bonds, Series 1996-A, 6.00% 2014 (preref. 2006)                            2,355     2,686
  Solid Waste Disposal System Ref. Rev. Bonds, Series 2003-A, AMBAC insured, 5.00% 2013                          1,000     1,061
  Special Obligation Bonds:
    (Kingsview Village Center Dev. Dist.), Series 1999, 6.90% 2021                                               2,345     2,449
    (West Germantown Dev. Dist.):
      Senior Series 2002-A, RADIAN insured, 5.375% 2020                                                            750       763
      Junior Series 2002-B, 6.70% 2027                                                                           1,700     1,721

Prince George's County:
  (Dimensions Health Corp. Issue), Project and Rev. Ref. Bonds, Series 1994, 5.375% 2014                         2,985     1,979
  Housing Auth., Mortgage Rev. Bonds, AMT:
    (GNMA Collateralized-Langley Garden Apartments Project), Series 1997-A, 5.60% 2017                           1,130     1,167
    (GNMA Collateralized-Windsor Crossing Apartments Project), Series 2002-A:
      3.90% 2012                                                                                                   515       515
      5.00% 2023                                                                                                 1,000       973
    GNMA/FNMA Collateralized Single-family Mortgage, Series 1998-A, 4.65% 2019                                   1,485     1,493
  Industrial Dev. Auth. Lease Rev. Ref. Bonds (Upper Marlboro Justice), Series 2003-A, MBIA insured,
  5.00% 2014                                                                                                     1,500     1,598
  Solid Waste Management System Rev. Bonds, Series 1993, FSA insured, 6.50% 2007                                 1,205     1,234
  Special Obligation Bonds (Woodview Village Infrastructure Improvements), Series 1997-A, 8.00% 2026             1,835     2,012

Washington Suburban Sanitary Dist., Montgomery and Prince George_s Counties G.O. Bonds:
  Ref. Bonds of 1997, 5.75% 2017                                                                                 1,510     1,715
  Ref. Bonds of 2001, 4.50% 2015                                                                                 3,000     3,056

District of Columbia
Washington Metropolitan Area Transit Auth., Gross Rev. Transit Ref. Bonds, Series 1993,
FGIC insured, 6.00% 2008                                                                                         1,480     1,692

Puerto Rico
Electric Power Auth.:
  Rev. Bonds, Series DD, FSA insured, 4.50% 2019                                                                 1,000       978
  Rev. Ref. Bonds:
    Series GG, FSA insured, 4.75% 2021                                                                           1,020     1,008
    Series KK, XLCA insured, 5.00% 2011                                                                          1,000     1,083
    Series Y, MBIA insured, 7.00% 2007                                                                          1,000      1,170
Highways and Transportation Auth., Highway Rev. Ref. Bonds, Series AA, FSA insured,
5.00% 2026 (put 2010)                                                                                            1,000     1,084
Ports Auth., Special Facs. Rev. Bonds (American Airlines, Inc. Project), Series 1996-A, AMT, 6.25% 2026            500       270
Public Fin. Corp. (Commonwealth Appropriation Bonds), Series 2001-E, 6.00% 2026                                    500       546
Public Improvement Ref. Bonds (G.O. Bonds), Series 1998, 5.00% 2007                                               500        539

Virgin Islands
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Senior Lien, Series 1998-A:
  5.20% 2009                                                                                                     1,500     1,592
  5.20% 2010                                                                                                     1,000     1,049

Total fixed-income securities (cost: $168,215,000)                                                                       172,085

Short-term securities - 11.36%

Baltimore County:
  Consolidated Public Improvement Tax-Exempt Commercial Paper Bond Anticipation Notes,
  Series 1995, 0.95% 8/7/2003                                                                                   $  500  $    500
  Rev. Bonds (Oak Crest Village, Inc. Project), Series 1999-A, 0.85% 2029<F1>                                    2,100     2,100

Community Dev. Administration, Multi-family Dev. Rev. Ref. Bonds, (Avalon Ridge Apartments
Projects), Series 1997, 0.80% 2026<F1>                                                                           3,000     3,000

Economic Dev. Corp. Demand Student Housing Rev. Bonds (University of Maryland,
Baltimore Co. Project), Series 2002, 0.85% 2031<F1>                                                                500       500

Energy Fncg. Administration, Limited Obligation Solid Waste Disposal Fac. Rev. Bonds (Cimenteries CBR
S.A. Project), Series 2000, AMT, 0.93% 2035<F1>                                                                  1,900     1,900

Health and Higher Educational Fac. Auth.:<F1>
  Pooled Loan Program Issue, Series 1985-A, 0.80% 2035                                                           2,100     2,100
  Pooled Loan Program Rev. Bonds, Series 1994-D, 0.85% 2029                                                      5,260     5,260
  Rev. Bonds:
    Charlestown Community Issue, Series 1998-A, 0.85% 2028                                                         975       975
    Trinity School Issue, Series 2001, 0.85% 2026                                                                2,150     2,150

Howard County, Consolidated Public Improvement Commercial Paper Bond Anticipation Notes,
Series 2002-C, 0.90% 8/5/2003<F2>                                                                                3,500     3,500

Total short-term securities (cost: $21,985,000)                                                                           21,985

Total investment securities (cost: $190,200,000)                                                                         194,070

Other assets less liabilities                                                                                              (585)

Net assets                                                                                                              $193,485

<F1> Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

<F2> This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.


See Notes to Financial Statements

   Key to Abbreviations
   AMT            =  Alternative Minimum Tax
   Auth.          =  Authority
   Cert. of Part. =  Certificates of Participation
   Dept.          =  Department
   Dev.           =  Development
   Dist.          =  District
   Econ.          =  Economic
   Fac.           =  Facility
   Facs.          =  Facilities
   Fin.           =  Finance
   Fncg.          =  Financing
   G.O.           =  General Obligation
   Preref.        =  Prerefunded
   Ref.           =  Refunding
   Rev.           =  Revenue

Financial statements

The Tax-Exempt Fund of Maryland
Statement of assets and liabilities at July 31, 2003

                                          (dollars and shares in thousands,
                                                  except per-share amounts)
Assets:
  Investment securities at market (cost: $190,200)                 $194,070
  Cash                                                                  409
  Receivables for:
    Sales of investments                                $   268
    Sales of Fund's shares                                  213
    Interest                                              1,770       2,251
                                                                    196,730
Liabilities:
  Payables for:
    Purchases of investments                              2,705
    Repurchases of Fund_s shares                            108
    Dividends on Fund_s shares                              241
    Management services                                      61
    Services provided by affiliates                         106
    Deferred Trustees_ compensation                          23
    Other fees and expenses                                   1       3,245
Net assets at July 31, 2003                                        $193,485

Net assets consist of:
  Capital paid in on shares of beneficial interest                 $189,615
  Undistributed net investment income                                    96
  Distributions in excess of net realized gains                        (96)
    Net unrealized appreciation                                       3,870
Net assets at July 31, 2003                                        $193,485

Shares of beneficial interest issued and outstanding -
unlimited shares authorized
                                                         Shares   Net Asset
                                                           out-   value per
                                         Net assets    standing   share /1/

Class A                                    $156,359       9,921      $15.76
Class B                                      17,706       1,123       15.76
Class C                                      12,644         802       15.76
Class F                                       3,603         229       15.76
Class R-5                                     3,173         201       15.76



/1/ Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.37.


See Notes to Financial Statements

Financial statements

The Tax-Exempt Fund of Maryland

Statement of operations for the year ended July 31, 2003


                                                     (dollars in thousands)
Investment income:

  Income:
    Interest                                                         $8,448
  Fees and expenses:
    Investment advisory services                           $387
    Business management services                            306
    Distribution services                                   629
    Transfer agent services                                  46
    Administrative services                                  23
    Reports to shareholders                                  39
    Registration statement and prospectus                    18
    Postage, stationery and supplies                         16
    Trustees' compensation                                   15
    Auditing and legal                                       34
    Custodian                                                 4
    Other                                                     8       1,525
  Net investment income                                               6,923

Net realized gain and unrealized depreciation on investments:

  Net realized gain on investments                                       90
  Net unrealized depreciation on investments                        (2,279)
    Net realized gain and unrealized depreciation
    on investments                                                  (2,189)

Net increase in net assets resulting from operations                 $4,734


Statement of changes in net assets


                                                          (dollars in thousands)
                                                           Year ended July 31
                                                            2003        2002
Operations:
  Net investment income                                   $    6,923   $   6,126
  Net realized gain on investments                                90          97
  Net unrealized (depreciation) appreciation
  on investments                                             (2,279)       2,237
    Net increase in net assets resulting from
    operations                                                 4,734       8,460

Dividends and distributions paid to shareholders:
  Dividends from net investment income                       (6,911)     (6,103)
  Distributions from net realized gain on investments          (244)          -
    Total dividends and distributions paid to shareholders   (7,155)     (6,103)

Capital share transactions                                    35,007      34,587

Total increase in net assets                                  32,586      36,944

Net assets:
  Beginning of year                                          160,899     123,955
  End of year (including undistributed net
  investment income: $96 and $104, respectively)            $193,485    $160,899

See Notes to Financial Statements


Financial highlights<F1>

The Tax-Exempt Fund of Maryland

                                         Income from
                                  investment operations<F2> Dividends and distributions

                                            Net
                                         (losses)
                                           gains
                                         on secu-
                          Net             rities             Divi-             Total                       Net              Ratio
                         asset             (both    Total    dends   Distri-   divi-     Net             assets, Ratio of  of net
                         value             real-  from in-   (from   butions   dends    asset            end of  expenses  income
                        begin-   Net in- ized and vestment  net in-   (from     and    value,    Total   period  to aver- to aver-
                        ning of vestment  unreal-   oper-  vestment  capital  distri-  end of   return  (in mil-  age net  age net
                        period   income    ized)   ations   income)  gains)   butions  period    <F3>    lions)   assets   assets

Class A:
Year ended 7/31/2003     $15.93     $.62   $(.15)     $.47   $(.62)   $(.02)   $(.64)   $15.76    2.98%     $156     .73%    3.87%
Year ended 7/31/2002      15.68      .69      .25      .94    (.69)       -    (.69)    15.93     6.14      139      .75     4.40
Year ended 7/31/2001      15.12      .74      .56     1.30    (.74)       -    (.74)    15.68     8.77      119      .80     4.77
Year ended 7/31/2000      15.57      .74    (.45)      .29    (.74)       -    (.74)    15.12     2.03      100      .82     4.92
Year ended 7/31/1999       6.04      .74    (.37)      .37    (.74)    (.10)    (.84)    15.57     2.27      110      .78     4.63


Class B:
Year ended 7/31/2003      15.93      .50    (.15)      .35    (.50)    (.02)    (.52)    15.76     2.22       18     1.48     3.09
Year ended 7/31/2002      15.68      .57      .25      .82    (.57)       -    (.57)    15.93     5.35       11     1.49     3.62
Year ended 7/31/2001      15.12      .62      .56     1.18    (.62)       -    (.62)    15.68     7.96        4     1.54     3.91
Period from 3/15/2000
  to 7/31/2000            15.01      .16      .18      .34    (.23)       -    (.23)    15.12     2.26        1      .58     1.32


Class C:
Year ended 7/31/2003      15.93      .48    (.15)      .33    (.48)    (.02)    (.50)    15.76     2.09       13     1.61     2.97
Year ended 7/31/2002      15.68      .55      .25      .80    (.55)       -    (.55)    15.93     5.20        6     1.64     3.51
Period from 4/12/2001
  to 7/31/2001            15.49      .15      .20      .35    (.16)       -    (.16)    15.68     2.29        1      .49     1.02


Class F:
Year ended 7/31/2003      15.93      .60    (.15)      .45    (.60)    (.02)    (.62)    15.76     2.84        3      .86     3.73
Year ended 7/31/2002      15.68      .64      .25      .89    (.64)       -    (.64)    15.93     5.81        2      .99     4.18
Period from 6/15/2001
  to 7/31/2001            15.59      .07      .09      .16    (.07)       -    (.07)    15.68     1.03   -<F4>      .14      .45


Class R-5:
Year ended 7/31/2003      15.93      .65    (.15)      .50    (.65)    (.02)    (.67)    15.76     3.16        3      .55     4.06
Period from 7/15/2002
  to 7/31/2002            15.91      .03      .02      .05    (.03)       -    (.03)    15.93      .31        3      .02      .18



                                              Year ended July 31
                                 2003      2002      2001      2000      1999
Portfolio turnover rate
for all classes of shares         8%        5%        16%       12%       11%


<F1> Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

<F2> Year ended 1999 is based on shares outstanding on the last day of the year;
all other periods are based on average shares outstanding.

<F3> Total returns exclude all sales charges, including contingent deferred sales charges.

<F4> Amount less than one million.




Investment portfolio July 31, 2003

The Tax-Exempt Fund of Virginia

                                                                                                             Principal    Market
Fixed-income securities - 90.24%                                                                               amount     value
                                                                                                                 (000)     (000)
Virginia
State Issuers
Big Stone Gap, Redev. and Housing Auth., Commonwealth of Virginia Correctional Fac. Lease Rev. Bonds:
  (Wallens Ridge Dev. Project), Series 1995, 5.25% 2010                                                         $1,600  $  1,755
  Series 2003, 5.00% 2014                                                                                        2,000     2,136

College Building Auth.:
  Educational Facs. Rev. and Ref. Bonds:
    (Hampden-Sydney College Project), Series 1998, MBIA insured, 5.00% 2016                                        500       517
    (Hampton University Project), Series 2003:
      5.00% 2013                                                                                                 1,000     1,036
      5.00% 2014                                                                                                 1,815     1,869
  Educational Facs. Rev. Bonds:
    (21st Century College Program), Series 1998, 5.00% 2017                                                      1,000     1,024
    (Public Higher Education Fncg. Program):
      Series 2000-A, 5.125% 2016                                                                                   900       938
      Series 2002-A, 5.00% 2011                                                                                  1,530     1,654
    (University of Richmond Project), (put 2009):
      Series 2002-A, 5.00% 2032                                                                                  1,500     1,622
      Series 2002-B, 5.00% 2032                                                                                  2,000     2,163
    (Washington and Lee University Project), Series 2001, 5.375% 2021                                            1,000     1,072

Commonwealth Transportation Board:
  Federal Highway Reimbursement Anticipation Notes, Series 2000, 5.50% 2010                                      1,300     1,455
  Transportation Rev. Bonds (U.S. Route 58 Corridor Dev. Program):
    Series 1999-B, 5.50% 2013                                                                                    4,750     5,190
    Series 2001-B, 5.00% 2010                                                                                    1,055     1,145

G.O. Bonds, Series 1997, 5.00% 2012                                                                                940       994

Housing Dev. Auth.:
  Commonwealth Mortgage Bonds:
    Series 1998-E, Sub-series E-4, 4.50% 2005                                                                    1,190     1,235
    Series 2000-A, AMT:
      Sub-series A-1, 5.65% 2010                                                                                 1,605     1,676
      Sub-series A-3, 5.55% 2006                                                                                   730       774
      Sub-series A-4, 5.30% 2010                                                                                 2,160     2,250
    Series 2001-J, Sub-series J-1, MBIA insured:
      4.55% 2010                                                                                                 1,000     1,016
      4.65% 2011                                                                                                 1,000     1,008
  Multi-family Housing Bonds:
    Series 1996-B, 5.95% 2016                                                                                    1,000     1,056
    Series 1997-B, AMT, 5.80% 2010                                                                               1,185     1,237
    Series 1998-I, AMT:
      4.60% 2009                                                                                                $1,320  $  1,371
      4.70% 2010                                                                                                 1,240     1,275
  Rental Housing Bonds, Series 2001-K, AMT, 5.00% 2017                                                             825       826

Northern Virginia Transportation Dist. Commission (Virginia Railway Express Project),
Commuter Rail Rev. Ref. Bonds, Series 1998, FSA insured:
  5.375% 2011                                                                                                    1,000     1,091
  5.375% 2014                                                                                                    1,000     1,077

Peninsula Ports Auth.:
  Health Care Facs. Rev. and Ref. Bonds (Mary Immaculate Project), Series 1994,
  6.875% 2010 (preref. 2004)                                                                                     1,900     2,039
  Health System Rev. Ref. Bonds (Riverside Health System Project), Series 1998:
    5.00% 2008                                                                                                   1,200     1,290
    5.00% 2009                                                                                                   1,100     1,175

Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT:
  5.00% 2012                                                                                                     1,000     1,048
  5.00% 2013                                                                                                     3,700     3,851

Public Building Auth., Public Facs. Rev. Bonds:
  Series 1998-B:
    5.00% 2010                                                                                                   1,000     1,073
    5.00% 2011                                                                                                   2,100     2,237
  Series 2000-A, 5.75% 2016                                                                                      1,000     1,103

Public School Auth., School Fncg. Bonds:
  (1991 Resolution), Series 1994-A, 6.20% 2014 (preref. 2004)                                                    1,500     1,608
  (1997 Resolution):
    Series 1998-A, 5.25% 2007                                                                                    2,000     2,213
    Series 1998-B, 4.50% 2009                                                                                    3,000     3,204
    Series 2002-A, 5.00% 2014                                                                                    2,000     2,115

Rector and Visitors of the University of Virginia, General Rev. Pledge Bonds, Series 2003-B:
  5.00% 2016                                                                                                     1,000     1,048
  5.00% 2017                                                                                                     1,480     1,536

Resources Auth.:
  Clean Water State Revolving Fund Rev. Bonds, Series 2000, 5.25% 2015                                           2,000     2,134
  Infrastructure Rev. Bonds (Pooled Loan Bond Program):
    Series 2001-B, AMT, FSA insured, 4.375% 2010                                                                 1,490     1,524
    Series 2002-A:
      5.25% 2014                                                                                                 1,460     1,568
      4.75% 2016                                                                                                 1,000     1,020
    Series 2003-B, AMT, MBIA insured, 5.00% 2016                                                                 1,000     1,017

Southeastern Public Service Auth., Senior Rev. Ref. Bonds, Series 1998, AMBAC insured, 5.00% 2015                4,825     5,121
Virginia Polytechnic Institute and State University, University Services System and General Rev.
Pledge Bonds, Series 1996-C, 5.35% 2009                                                                          1,000     1,094

City & County Issuers

Industrial Dev. Auth. of the Town of Abingdon, Hospital Fac. Rev. and Ref. Bonds (Johnston
Memorial Hospital), Series 1998:
  5.00% 2008                                                                                                     1,015     1,086
  5.00% 2009                                                                                                     1,020     1,083

Arlington County:
  G.O. Ref. Bonds, Series 1993:
    6.00% 2011                                                                                                   1,000     1,152
    6.00% 2012                                                                                                   1,000     1,156
  Industrial Dev. Auth., Resource Recovery Rev. Bonds (Alexandria/Arlington Waste-to-Energy Fac.),
  Ogden Martin Systems of Alexandria/Arlington Inc. Project, Series 1998-B, AMT, FSA insured,
  5.375% 2012                                                                                                    2,785     2,963

Industrial Dev. Auth. of the County of Charles City, AMT:
  Solid Waste Disposal Fac. Rev. Ref. Bonds (USA Waste of Virginia, Inc. Project), Series 1999, 4.875% 2009     $2,000  $  2,054
  Tax-Exempt Adjustable Mode Solid Waste Disposal Rev. Bonds (Waste Management, Inc.), Series 2002,
  6.25% 2027 (preref. 2012)                                                                                      1,000     1,071

City of Chesapeake:
  G.O. Public Improvement and Ref. Bonds, Series 2001:
    5.50% 2009                                                                                                   1,300     1,472
    5.50% 2011                                                                                                   1,500     1,684
    5.50% 2015                                                                                                   1,000     1,092
  G.O. Ref. Bonds, Series 1993, 5.40% 2008                                                                       1,000     1,126
  G.O. School Ref. Bonds, Series 2003, 5.00% 2013                                                                3,000     3,224

Chesterfield County, Water and Sewer Rev. Ref. Bonds, Series 1992, 6.375% 2009                                     330       338

Industrial Dev. Auth. of Danville, Hospital Rev. Bonds (Danville Regional Medical Center):
  Series 1994, FGIC insured, 6.00% 2007 (preref. 2004)                                                           1,000     1,068
  Series 1998, AMBAC insured:
    5.25% 2012                                                                                                   1,995     2,159
    5.25% 2013                                                                                                   2,000     2,161
    5.25% 2028                                                                                                     720       738

Fairfax County:
  Econ. Dev. Auth., Retirement Community Rev. Bonds:
    (Greenspring Village, Inc. Fac.), Series 1999-A:
      6.75% 2012                                                                                                   500       524
      7.50% 2029                                                                                                 2,500     2,586
    (Laurel Hill Public Facs. Projects), Series 2003, 5.00% 2018                                                 1,000     1,028
  Industrial Dev. Auth.:
    Health Care Rev. Ref. Bonds (Inova Health Systems Project), Series 1998-A, 5.00% 2011                        1,500     1,546
    Hospital Rev. Ref. Bonds (Inova Health System Hospitals Project), Series 1993-A:
      5.00% 2007                                                                                                   750       809
      5.00% 2011                                                                                                 1,000     1,043
      5.25% 2019                                                                                                 2,500     2,598
      FSA insured, 5.25% 2019                                                                                    1,000     1,052
      5.00% 2023                                                                                                   500       494
  Redev. and Housing Auth., Multi-family Housing Rev. Bonds (Grand View Apartments Project),
  Series 1998-A, FHA insured, 5.05% 2010                                                                         1,000     1,018
  Water Auth., Water Rev. Ref. Bonds, Series 1997, 5.00% 2021                                                    1,000     1,030

City of Fredericksburg, Rev. Bonds (MediCorp Health System Obligated Group), Series 2002-B, 5.25% 2027           1,500     1,438

Industrial Dev. Auth. of Halifax County, Hospital Rev. Ref. Bonds (Halifax Regional Hospital, Inc.),
Series 1998:
  4.65% 2007                                                                                                       600       613
  4.80% 2009                                                                                                     1,000     1,020
  5.00% 2011                                                                                                     1,000     1,011

City of Hampton:
  Convention Center Rev. Bonds, Series 2002, AMBAC insured:
    5.25% 2014                                                                                                   1,000     1,076
    5.25% 2015                                                                                                   1,500     1,601
  G.O. Public Improvement Ref. Bonds:
    Series 1998:
      5.00% 2013                                                                                                 2,240     2,390
      5.00% 2014                                                                                                 1,000     1,067
    Series 2000, 5.25% 2011                                                                                      1,000     1,093

Industrial Dev. Auth. of the County of Hanover, Hospital Rev. Bonds (Memorial Regional Medical
Center Project at Hanover Medical Park), Series 1995, MBIA insured:
  6.50% 2010                                                                                                     1,375     1,603
  6.375% 2018                                                                                                    1,500     1,772

Henrico County:
  Water and Sewer System Rev. Ref. Bonds, Series 2002, 4.625% 2013                                                 580       604
  Industrial Dev. Auth., Solid Waste Disposal Rev. Bonds (Browning-Ferris Industries of South
  Atlantic, Inc. Project), AMT:
    Series 1995, 5.30% 2011 (put 2005)                                                                          $1,000  $    958
    Series 1996-A, 5.45% 2014                                                                                    1,000       898

Industrial Dev. Auth. of Henry County, Hospital Rev. Bonds (Memorial Hospital of Martinsville and
Henry County), Series 1997, 6.00% 2017 (preref. 2007)                                                            1,000     1,129

Town of Leesburg, G.O. Ref. Bonds, Series 1993, 5.60% 2008 (preref. 2003)                                        1,195     1,223

Loudoun County:
  Dulles Town Center, Community Dev. Auth., Special Assessment Bonds (Dulles Town Center Project),
  Series 1998, 6.25% 2026                                                                                        2,500     2,474
  G.O. Public Improvement Bonds, Series 2001-B:
    5.00% 2012                                                                                                   1,000     1,071
    5.25% 2015                                                                                                     500       533
  G.O. Public Improvement and Ref. Bonds, Series 2002-A, 5.00% 2012                                              1,795     1,935
  Industrial Dev. Auth., Hospital Rev. Bonds (Loudoun Hospital Center), Series 1995, FSA insured,
  6.00% 2005                                                                                                     1,000     1,079
  Sanitation Auth., Water and Sewer System Rev. Bonds, Series 2000, FSA insured, 5.00% 2014                      1,185     1,244

City of Manassas, G.O. Bonds, Series 1997-B, AMT, 5.00% 2013                                                     1,000     1,048

City of Newport News:
  G.O. General Improvement Bonds, Series 2003-A, 5.00% 2010                                                      1,000     1,085
  G.O. General Improvement and Water Bonds, Series 2002-A, 5.00% 2016                                            2,585     2,709

City of Norfolk, MBIA insured:
  G.O. Bonds, Capital Improvement and Ref. Bonds, Series 2002, 5.00% 2011                                        1,000     1,076
  Industrial Dev. Auth., Health Care Rev. Bonds (Bon Secours Health System), Series 1997, 5.00% 2007             1,250     1,364

Norfolk Airport Auth., Airport Rev. Bonds, Series 2001-B, AMT, FGIC insured:
  5.375% 2014                                                                                                    1,485     1,547
  5.375% 2015                                                                                                    1,565     1,618

Prince William County:
  Gateway Community Dev. Auth., Special Assessment Bonds, Series 1999, 6.25% 2026                                2,487     2,491
  Heritage Hunt Commercial Community Dev. Auth., Special Assessment Bonds:
    Series 1999-A, 6.85% 2019                                                                                    1,672     1,743
    Series 1999-B, 7.00% 2029                                                                                      487       511
  Service Auth., Water and Sewer System Rev. Ref. Bonds, Series 2003, 5.00% 2014                                 2,000     2,134

City of Richmond:
  G.O. Public Improvement Ref. Bonds, Series 2001, FGIC insured, 5.375% 2015                                     1,000     1,076
  Public Utility Rev. and Ref. Bonds, Series 1998-A, 5.25% 2009                                                  1,500     1,621

Richmond Metropolitan Auth., Expressway Rev. and Ref. Bonds, FGIC insured:
  Series 1998, 5.25% 2012                                                                                        1,000     1,089
  Series 2002, 5.25% 2017                                                                                        1,120     1,211

Industrial Dev. Auth. of the City of Roanoke, Hospital Rev. Bonds (Carilion Health System Obligated
  Group), Series 2002-A, MBIA insured, 5.50% 2015                                                                3,500     3,748

City of Virginia Beach:
  Dev. Auth.:
    Health Care Facs. Rev. and Ref. Bonds (Sentara Health System), Series 1998, 5.25% 2011                       1,000     1,048
    Hospital Rev. Bonds (Virginia Beach General Hospital Project), Series 1993, AMBAC insured:
      6.00% 2011                                                                                                 1,000     1,129
      5.125% 2018                                                                                                2,700     2,815
    Public Fac. Rev. Bonds (Town Center Project Phase I), Series 2002-A:
      5.375% 2017                                                                                                1,500     1,579
      5.00% 2021                                                                                                 2,000     1,994
  G.O. Public Improvement and Ref. Bonds, Series 2002:
    5.00% 2015                                                                                                   1,500     1,575
    5.00% 2016                                                                                                   1,500     1,564
  G.O. Public Improvement Bonds, Series 2001:
    5.00% 2012                                                                                                   2,425     2,615
    5.00% 2013                                                                                                   2,425     2,593

District of Columbia
Metropolitan Washington Airports Auth., AMT:
  Airport System Rev. and Ref. Bonds, Series 1998-B:
    5.50% 2007                                                                                                  $1,500  $  1,636
    MBIA insured, 5.25% 2010                                                                                     1,000     1,057
  Airport System Rev. Bonds:
    Series 2001-A, MBIA insured, 5.50% 2014                                                                      1,000     1,050
  Airport System Rev. Ref. Bonds, Series 2002-D, FSA insured:
    5.375% 2016                                                                                                  1,995     2,047
    5.375% 2020                                                                                                  1,000     1,016

Puerto Rico
Highways and Transportation Auth., Highway Rev. Ref. Bonds, Series AA, FSA insured,
5.00% 2026 (put 2010)                                                                                            1,000     1,084

Virgin Islands
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Senior Lien:
  Series 1998-A, 5.20% 2009                                                                                      1,000     1,061
  Series 1998-C:
    5.50% 2005                                                                                                   1,000     1,066
    5.50% 2007                                                                                                   1,000     1,084

Total fixed-income securities (cost: $194,948,000)                                                                       200,751


Short-term securities - 8.47%


Alexandria Redev. and Housing Auth., Residential Care Fac. First Mortgage Rev. Bonds (Goodwin House),
Multi-Mode Series 1996-B, 0.87% 2006<F1>                                                                         2,455     2,455

Peninsula Ports Auth., Coal Terminal Rev. (Dominion Terminal Associates):
  Series 1987-A, 0.84% 9/3/2003                                                                                    900       900
  Series 1987-B, 0.85% 9/5/2003                                                                                  3,000     3,000

Industrial Dev. Auth. of the City of Roanoke, Hospital Rev. Ref. Bonds (Carilion Health System
Obligated Group):<F1>
  Series 2002-C, 0.87% 2027                                                                                      4,990     4,990
  Series 2002-D, 0.92% 2027                                                                                      5,025     5,025

Industrial Dev. Auth. of the City of Waynesboro, Variable Rate Residential Care Facs. Rev. Bonds
(Sunnyside Presbyterian Home), Series 1997, 0.87% 2028<F1>                                                       2,470     2,470

Total short-term securities (cost: $18,840,000)                                                                           18,840

Total investment securities (cost: $213,788,000)                                                                         219,591

Other assets less liabilities                                                                                              2,860

Net assets                                                                                                              $222,451

<F1> Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

See Notes to Financial Statements

Key to Abbreviations
AMT  = Alternative Minimum Tax Fin. = Finance
Auth. = Authority Fncg. = Financing
Dev. = Development G.O. = General Obligation
Dist. = District Preref. = Prerefunded
Econ. = Economic Redev. = Redevelopment
Fac. = Facility Ref. = Refunding
Facs. = Facilities Rev. = Revenue


Financial statements

The Tax-Exempt Fund of Virginia


Statement of assets and liabilities at July 31, 2003

                                          (dollars and shares in thousands,
                                                  except per-share amounts)
Assets:
  Investment securities at market (cost: $213,788)                 $219,591
  Cash                                                                  326
  Receivables for:
    Sales of Fund's shares                              $   417
    Interest                                              2,657       3,074
                                                                    222,991
Liabilities:
  Payables for:
    Repurchases of Fund's shares                             68
    Dividends on Fund's shares                              258
    Management services                                      69
    Services provided by affiliates                         121
    Deferred Trustees' compensation                          23
    Other fees and expenses                                   1         540
Net assets at July 31, 2003                                        $222,451

Net assets consist of:
  Capital paid in on shares of beneficial interest                 $217,004
  Undistributed net investment income                                   157
  Accumulated net realized loss                                       (513)
  Net unrealized appreciation                                         5,803
Net assets at July 31, 2003                                        $222,451

Shares of beneficial interest issued and outstanding -
unlimited shares authorized
                                                         Shares   Net Asset
                                                           out-   value per
                                         Net assets    standing   share /1/

Class A                                    $189,143      11,587      $16.32
Class B                                      13,730         841       16.32
Class C                                      14,048         860       16.32
Class F                                       3,506         215       16.32
Class R-5                                     2,024         124       16.32


/1/ Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.96.


See Notes to Financial Statements

Statement of operations for the year ended July 31, 2003


                                                     (dollars in thousands)
Investment income:
  Income:
    Interest                                                         $9,173
  Fees and expenses:
    Investment advisory services                           $434
    Business management services                            342
    Distribution services                                   696
    Transfer agent services                                  53
    Administrative services                                  25
    Reports to shareholders                                  48
    Registration statement and prospectus                    17
    Postage, stationery and supplies                         19
    Trustees' compensation                                   15
    Auditing and legal                                       34
    Custodian                                                 4
    Other                                                     8       1,695
  Net investment income                                               7,478

Net realized loss and unrealized depreciation on investments:
  Net realized loss on investments                                    (444)
  Net unrealized depreciation on investments                        (3,051)
    Net realized loss and unrealized depreciation
    on investments                                                  (3,495)
Net increase in net assets resulting from operations                 $3,983

Statement of changes in net assets

                                                          (dollars in thousands)
                                                           Year ended July 31
                                                            2003        2002
Operations:
  Net investment income                                   $    7,478   $   6,136
  Net realized (loss) gain on investments                      (444)         476
  Net unrealized (depreciation) appreciation on investments  (3,051)       2,862
    Net increase in net assets resulting from operations       3,983       9,474

Dividends and distributions paid to shareholders:
  Dividends from net investment income                       (7,439)     (6,099)
  Distributions from net realized gain on investments          (429)       (228)
    Total dividends and distributions paid to shareholders   (7,868)     (6,327)

Capital share transactions                                    38,924      48,491

Total increase in net assets                                  35,039      51,638

Net assets:
  Beginning of year                                          187,412     135,774
  End of year (including undistributed net
  investment income: $157 and $126, respectively)           $222,451    $187,412


  See Notes to Financial Statements


Financial highlights /1/

                                         Income from
                                  investment operations/2/ Dividends and distributions

                                            Net
                                         (losses)
                                           gains
                                         on secu-
                          Net             rities             Divi-             Total                       Net              Ratio
                         asset             (both    Total    dends   Distri-   divi-     Net             assets, Ratio of  of net
                         value             real-  from in-   (from   butions   dends    asset            end of  expenses  income
                        begin-   Net in- ized and vestment  net in-   (from     and    value,    Total   period  to aver- to aver-
                        ning of vestment  unreal-   oper-  vestment  capital  distri-  end of   return  (in mil-  age net  age net
                        period   income    ized)   ations   income)  gains)   butions  period    <F3>    lions)   assets   assets

Class A:
Year ended 7/31/2003     $16.57     $.60   $(.21)     $.39   $(.60)   $(.04)   $(.64)   $16.32    2.32%     $189     .71%    3.61%
Year ended 7/31/2002      16.29      .66      .31      .97    (.66)    (.03)    (.69)    16.57     6.08      169      .73     4.05
Year ended 7/31/2001      15.57      .72      .72     1.44    (.72)       -    (.72)    16.29     9.40      132      .78     4.47
Year ended 7/31/2000      15.82      .74    (.25)      .49    (.74)       -    (.74)    15.57     3.24      114      .80     4.77
Year ended 7/31/1999      16.36      .73    (.36)      .37    (.73)    (.18)    (.91)    15.82     2.21      125      .77     4.46


Class B:
Year ended 7/31/2003      16.57      .47    (.21)      .26    (.47)    (.04)    (.51)    16.32     1.56       14     1.46     2.81
Year ended 7/31/2002      16.29      .54      .31      .85    (.54)    (.03)    (.57)    16.57     5.28        7     1.48     3.26
Year ended 7/31/2001      15.57      .59      .72     1.31    (.59)       -    (.59)    16.29     8.56        3     1.51     3.57
Period from 3/15/2000
  to 7/31/2000            15.28      .18      .34      .52    (.23)       -    (.23)    15.57     3.40   -<F4>      .59     1.38


Class C:
Year ended 7/31/2003      16.57      .45    (.21)      .24    (.45)    (.04)    (.49)    16.32     1.43       14     1.60     2.72
Year ended 7/31/2002      16.29      .52      .31      .83    (.52)    (.03)    (.55)    16.57     5.15        8     1.62     3.13
Period from 4/18/2001
  to 7/31/2001            16.01      .14      .29      .43    (.15)       -    (.15)    16.29     2.69        1      .46      .89


Class F:
Year ended 7/31/2003      16.57      .58    (.21)      .37    (.58)    (.04)    (.62)    16.32     2.17        3      .85     3.44
Year ended 7/31/2002      16.29      .56      .31      .87    (.56)    (.03)    (.59)    16.57     5.44        1     1.23     3.51
Period from 4/4/2001
  to 7/31/2001            16.18      .18      .13      .31    (.20)       -    (.20)    16.29     1.95   -<F4>      .31     1.26


Class R-5:
Year ended 7/31/2003      16.57      .63    (.21)      .42    (.63)    (.04)    (.67)    16.32     2.49        2      .53     3.79
Period from 7/15/2002
  to 7/31/2002            16.55      .03      .02      .05    (.03)       -    (.03)    16.57      .29        2      .02      .16


                                              Year ended July 31
                                 2003      2002      2001      2000      1999
Portfolio turnover rate
for all classes of shares         4%        10%       5%        22%       13%

<F1> Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

<F2> Year ended 1999 is based on shares outstanding on the last day of the year;
all other periods are based on average shares outstanding.

<F3> Total returns exclude all sales charges, including contingent deferred sales charges.

<F4> Amount less than one million.

Notes to financial statements

The American Funds Tax-Exempt Series I

1. Organization and significant accounting policies

Organization - The American Funds Tax-Exempt Series I (the "Trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has issued two series of shares, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (the "Funds"). The Funds seek a high level of current income exempt from Federal and their respective state income taxes. Additionally, each Fund seeks to preserve capital.

The Funds offer five share classes, some of which are offered to limited categories of investors. The Funds' share classes are described below:

              Initial
  Share       Sales        Contingent deferred sales
  class       charge       charge upon redemption                       Conversion feature

  Class A     Up to 3.75%  None (except 1% for certain redemptions      None
                           within one year of purchase without an
                           initial sales charge)

  Class B     None         Declines from 5% to zero for redemptions     Class B converts to Class A
                           within six years of purchase                 after eight years

  Class C     None         1% for redemptions within                    Class C converts to Class F
                           one year of purchase                         after 10 years

  Class F     None         None                                         None

  Class R-5   None         None                                         None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

     Security valuation - Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the Trust's Board of Trustees.

     Security transactions and related investment income - Security transactions are recorded by each Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the Funds will segregate liquid assets sufficient to meet their payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

     Dividends and distributions to shareholders - Dividends paid to shareholders are declared daily after the determination of the Funds' net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal income taxation and distributions

The Funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intend to distribute substantially all of their net taxable income and net capital gains each year. The Funds are not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as deferred expenses; net capital losses; and amortization of discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of July 31, 2003, the cost of investment securities for Federal income tax purposes was $190,116,000 and $213,633,000 for the Maryland Fund and the Virginia Fund, respectively.

During the year ended July 31, 2003, the Maryland and Virginia Funds reclassified $14,000 and $4,000, respectively, from undistributed net investment income to additional paid-in capital and reclassified $6,000 from undistributed net investment income to distributions in excess of net realized gains for the Maryland Fund and $4,000 from undistributed net investment income to accumulated net realized loss for the Virginia Fund to align financial reporting with tax reporting.

As of July 31, 2003, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

  Maryland
  Undistributed net investment income                                    $  276
  Short-term and long-term capital loss deferrals                           (96)
  Gross unrealized appreciation on investment securities                  6,067
  Gross unrealized depreciation on investment securities                 (2,113)

  Virginia
  Undistributed net investment income                                    $  282
  Short-term and long-term capital loss deferrals                          (513)
  Gross unrealized appreciation on investment securities                  7,367
  Gross unrealized depreciation on investment securities                 (1,409)

Short-term and long-term capital loss deferrals above include capital losses of $96,000 and $513,000 for the Maryland and Virginia Funds,respectively, that were realized during the period November 1, 2002 through July 31, 2003.

The tax character of distributions paid was as follows (dollars in thousands):

     Maryland

                                 Dstributions from
                                  ordinary income     Distributions
                                                          from         Total
                                 Net      Short-term    Long-term     distri-
                             investment     capital      capital      butions
  Share class /1/              income        gains        gains        paid

  Year ended July 31, 2003
  Class A                          $5,950            -         $208       $6,158
  Class B                             457            -           18          475
  Class C                             267            -           10          277
  Class F                             108            -            4          112
  Class R-5                           129            -            4          133
  Total                            $6,911            -         $244       $7,155



  Year ended July 31, 2002
  Class A                          $5,696            -            -       $5,696
  Class B                             264            -            -          264
  Class C                              90            -            -           90
  Class F                              46            -            -           46
  Class R-5                             7            -            -            7
  Total                            $6,103            -            -       $6,103



/1/ Class R-5 shares were offered beginning July 15, 2002.


The tax character of distributions paid was as follows (dollars in thousands):

     Virginia

                                 Dstributions from
                                  ordinary income     Distributions
                                                          from         Total
                                 Net      Short-term    Long-term     distri-
                             investment     capital      capital      butions
  Share class/1/               income        gains        gains        paid

  Year ended July 31, 2003
  Class A                          $6,656           -         $378       $7,034
  Class B                             301           -           20          321
  Class C                             322           -           23          345
  Class F                              83           -            4           87
  Class R-5                            77           -            4           81
  Total                            $7,439           -         $429       $7,868



  Year ended July 31, 2002
  Class A                          $5,841           -         $219       $6,060
  Class B                             140           -            6          146
  Class C                             103           -            3          106
  Class F                              12           -            - /2/       12
  Class R-5                             3           -            - /2/        3
  Total                            $6,099           -         $228       $6,327



/1/ Class R-5 shares were offered beginning July 15, 2002.
/2/ Amount less than one thousand.


3. Fees and transactions with related parties

Business management services - The Funds have a business management agreement with Washington Management Corporation (WMC). Under this agreement, WMC, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG), provides services necessary to carry on the Funds' general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, certain accounting and recordkeeping facilities, arrangements for and supervision of shareholder services, and Federal and state regulatory compliance. The agreement provides for monthly fees, accrued daily, based on an annual rate of 0.135% on the first $60 million of each Fund's average net assets and 0.09% on such assets in excess of $60 million. The agreement also provides for monthly fees, based on an annual rate of 1.35% of each Fund's gross investment income (excluding any net capital gains from transactions in portfolio securities). For the year ended July 31, 2003, the business management fee was equivalent to an annualized rate of 0.167% and 0.161% of average net assets for the Maryland and Virginia Funds, respectively. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of JLG, earned $44,000 and $23,000 on its retail sales of all share classes and distribution plans of the Maryland and Virginia Funds, respectively.

Investment advisory services - Capital Research and Management Company (CRMC), the Funds' investment adviser, is the parent company of American Funds Service Company (AFS), the Funds' transfer agent, and American Funds Distributors, Inc.
(AFD), the principal underwriter of the Funds' shares. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.165% on the first $60 million of each Fund's average net assets and 0.120% on such assets in excess of $60 million. The agreement also provides for monthly fees, based on an annual rate of 1.65% of each Fund's gross investment income (excluding any net capital gains from transactions in portfolio securities). For the year ended July 31, 2003, the investment advisory services fee was equivalent to an annualized rate of 0.211% and 0.204% of average net assets for the Maryland and Virginia Funds, respectively.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class.
The principal class-specific fees and expenses are described below:

     Distribution services - The Funds have adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.

     Share class            Currently approved limits            Plan limits

     Class A                          0.25%                         0.25%
     Class B                          1.00                          1.00
     Class C                          1.00                          1.00
     Class F                          0.25                          0.50


     All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold. For Class A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2003, unreimbursed Class A expenses subject to reimbursement totaled $51,000 for the Maryland Fund and $90,000 for the Virginia Fund.

     Transfer agent services - The Funds have a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

     Administrative services - The Funds have an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

     Expenses under the agreements described above for the year ended July 31, 2003, were as follows (dollars in thousands):

     Maryland
                                                     Administrative services

                                    Transfer          CRMC          Transfer
                  Distribution        agent      administrative       agent
     Share class    services        services        services        services

     Class A          $385             $41       Not applicable  Not applicable
     Class B           147              5        Not applicable  Not applicable
     Class C           90          Included in         $14             $1
     Class F            7        administrative         4               1
     Class R-5   Not applicable     services            3              -*
     Total            $629             $46             $21             $2


     Virginia
                                                     Administrative services

                                    Transfer          CRMC          Transfer
                  Distribution        agent      administrative       agent
     Share class    services        services        services        services

     Class A          $464             $50       Not applicable  Not applicable
     Class B           107              3        Not applicable  Not applicable
     Class C           119         Included in         $18             $2
     Class F            6        administrative         3               - /1/
     Class R-5  Not applicable     services            2                - /1/
     Total            $696             $53             $23             $2



/1/ Amount less than one thousand.


Deferred Trustees' compensation - Since the adoption of the deferred compensation plan in 1994, Independent Trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of the Funds or other American Funds. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected Funds. Trustees' compensation in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Trustees - All the officers of the Trust and three of its Trustees are affiliated with WMC and received no compensation directly from the Funds.

4. Capital share transactions

Capital share transactions in the Funds were as follows
(dollars and shares in thousands):

Maryland

                                                            Reinvestments of dividends
                                             Sales<F2>           and distributions        Repurchases<F2>          Net increase
 Share class<F1>                        Amount      Shares      Amount      Shares      Amount      Shares      Amount      Shares
 Year ended July 31, 2003
 Class A                               $37,565       2,333      $4,093         255   $(22,042)     (1,369)     $19,616       1,219
 Class B                                 9,335         580         303          19     (2,901)       (181)       6,737         418
 Class C                                13,637         848         214          13     (6,988)       (436)       6,863         425
 Class F                                 2,368         147          71           5       (733)        (46)       1,706         106
 Class R-5                                  -          -          86           5         (1)      -<F3>          85           5
 Total net increase (decrease)         $62,905       3,908      $4,767         297   $(32,665)     (2,032)     $35,007       2,173

 Year ended July 31, 2002
 Class A                               $42,944       2,729      $3,656         233   $(28,802)     (1,830)     $17,798       1,132
 Class B                                 6,939         442         164          10       (278)        (18)       6,825         434
 Class C                                 5,436         346          68           4       (432)        (27)       5,072         323
 Class F                                 1,904         121          19           1       (149)         (9)       1,774         113
 Class R-5                               4,237         266           1      -<F3>     (1,120)        (70)       3,118         196
 Total net increase (decrease)         $61,460       3,904      $3,908         248   $(30,781)     (1,954)     $34,587       2,198

 Virginia

                                                            Reinvestments of dividends
                                             Sales<F2>           and distributions        Repurchases<F2>          Net increase
 Share class<F1>                        Amount      Shares      Amount      Shares      Amount      Shares      Amount      Shares
 Year ended July 31, 2003
 Class A                               $49,393       2,947      $4,513         270   $(30,916)     (1,849)     $22,990       1,368
 Class B                                10,177         608         236          14     (3,063)       (183)       7,350         439
 Class C                                12,553         751         259          15     (6,856)       (411)       5,956         355
 Class F                                 2,727         162          59           4       (239)        (14)       2,547         152
 Class R-5                                  -          -          81           5      -<F3>      -<F3>          81           5
 Total net increase (decrease)         $74,850       4,468      $5,148         308   $(41,074)     (2,457)     $38,924       2,319


                      Year ended July 31, 2002
 Class A                               $49,229       3,016      $3,640         223   $(18,438)     (1,129)     $34,431       2,110
 Class B                                 4,457         273         103           6       (613)        (37)       3,947         242
 Class C                                 7,667         471          76           5       (474)        (29)       7,269         447
 Class F                                   927          57           9      -<F3>        (64)         (4)         872          53
 Class R-5                               1,971         119           1      -<F3>      -<F3>      -<F3>       1,972         119
 Total net increase (decrease)         $64,251       3,936      $3,829         234   $(19,589)     (1,199)     $48,491       2,971


<F1> Class R-5 shares were offered beginning July 15, 2002.
<F2> Includes exchanges between share classes of the Fund.
<F3> Amount less than one thousand.

5. Investment transactions and other disclosures

The Maryland and Virginia Funds made purchases of investment securities, excluding short-term securities, of $40,040,000 and $39,514,000, and sales of $13,032,000 and $7,309,000, respectively, during the year ended July 31, 2003.

The Funds receive a reduction in their custodian fees equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2003, the custodian fees of $4,000 each for the Maryland and Virginia Funds includes $3,000 and $4,000, respectively, that were offset by this reduction, rather than paid in cash.


Report of independent auditors

The American Funds Tax-Exempt Series I

To the Board of Trustees and Shareholders:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (constituting The American Funds Tax-Exempt Series I, hereafter referred to as the "Trust") at July 31, 2003, and the results of each of their operations, the changes in each of their net assets and each of their financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at July 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


(signature of Pricewaterhouse Coopers LLP)
Los Angeles, California
September 4, 2003